SHAREHOLDER LETTER




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Your Fund's Goal: Franklin California Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes through a portfolio consisting primarily of California municipal bonds.(1)
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Dear Shareholder:

This semiannual report for Franklin California Tax-Free Income Fund covers the period ended September 30, 2001. During the six months under review, the U.S. economy's slowdown worsened as gross domestic product grew at just 0.3% annualized in second quarter 2001 before contracting at an estimated 0.4% annualized rate during the third quarter, the slowest rate in more than 10 years.(2) The downturn resulted largely from significant corporate spending cuts, sharply rising unemployment and slowing retail sales. Much of the bad news began in technology and Internet companies but quickly broadened to most other industry sectors. Business and consumer confidence also reached multi-year lows during this time. Since the beginning of 2001, the Federal Reserve Board (the
Fed) has cut interest rates aggressively, seeking to lower borrowing costs and stimulate growth. Lower interest rates seemed to help prop up automobile and home




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2.   Source: Bureau of Economic Analysis, 10/31/01.

     The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 26.




CONTENTS



Shareholder Letter ..............................................              1

Performance Summary .............................................             12

Special Feature:
Making Sense of Dividends .......................................             14

Municipal Bond Ratings ..........................................             20

Financial Highlights &
Statement of Investments ........................................             23

Financial Statements ............................................             58

Notes to
Financial Statements ............................................             61

FUND CATEGORY
[PYRAMID GRAPHIC]
sales throughout the summer months, although the economy continued to slow. The September 11 terrorist attacks on New York and Washington, D.C., temporarily crippled the nation's financial center and set in motion a series of economic events that many believe pushed the domestic, and perhaps world, economy into contraction. The fallout from the tragedy, which rapidly began spreading across the globe, prompted the Fed to act forcefully by slashing the federal funds target rate 50 basis points. After this, the fifth rate cut in six months, the federal funds target rate stood at 3.0% on September 30, 2001, with more monetary easing likely for the remainder of 2001.

During the reporting period, U.S. securities markets experienced mixed results in response to the Fed's actions and worsening corporate and economic data. Investors' propensity for risk aversion increased and, by the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the quarter that included the crash of 1987. The municipal bond market fared better as investors sought refuge from the volatile stock market. As short-term interest rates fell, longer-term fixed income asset classes rose in value, and the spread between short- and long-term interest rates generally widened. During the six months under review, the yield on the 30-year Treasury bond changed very little, decreasing from 5.44% at the beginning of the period to 5.42% at the end, while the 2-year Treasury note's yield declined from 4.29% to 2.86% during the same period. Short-term interest rates fell more substantially than long-term rates due to the Fed's actions and investors' economic worries. This increasing difference in yields between short-term and long-term Treasury securities resulted in the steepest yield curve since 1992.

During the six-month reporting period, the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropped from a yield of 5.30% at the beginning of the period to 5.22% at the end, producing a price-only return of 1.76% for the six-month period.(3) Municipal bonds benefited from robust retail and institutional demand, and achieved these results despite widening Treasury yield spreads and a significant increase in new issuance supply.

Looking forward, we view the municipal bond market favorably over the long term. Although we experienced a U.S. economic slowdown during the past two quarters, California's state and local government finances were very strong through 2000, allowing greater financial flexibility and cushion when the easy times are over. Indeed, we believe the risk of recession has increased due to the potential negative impacts on consumer confidence, equity markets and energy prices in the fallout brought on by existing economic weakness and the events of September 11.

We expect demand for municipal bonds to remain strong as investors seek to diversify into relatively safer assets by increasing the fixed income portion of their portfolios. Perhaps most importantly, we believe municipal bonds will remain desirable due to the tax efficiencies they offer. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment. Predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the


3. Source: The Bond Buyer, 10/1/01. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.



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WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary.
--------------------------------------------------------------------------------

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

long term. It is important to remember that over time, the tax-free income received from municipal bonds will ultimately drive the Fund's total return performance. Overall, we believe our professionally managed portfolio can provide investors with high credit quality and valuable tax-free income, for the long term.

CALIFORNIA ECONOMIC UPDATE

During the six months under review, California's economy was hit harder than the rest of the country's, resulting in large-scale layoffs, especially in the technology sector, and increased financial adversity posed by the lingering effects of the state's power crisis. Fortunately, moderate weather, conservation, falling natural gas prices and stable long-term energy contracts helped the state avoid widespread blackouts. With the economic slowdown came mixed employment trends in the state's major industry sectors, with declines in construction, manufacturing, services and transportation offset somewhat by gains provided by the government sector's expansion in public school employment. As was the trend nationwide, California's overall unemployment rate rose, to 5.4% in September 2001, slightly above the 4.9% national average.(4, 5) California's net job growth is expected to continue, although at a slower rate than before.

Early in 2001, the state government needed to purchase electricity at fluctuating short-term and spot wholesale prices to alleviate the energy crisis, and by August 2001 state general fund cash advances for wholesale power purchases totaled approximately $6 billion. The state intends to issue $12.5 billion in revenue bonds to replenish the depleted general funds.(6) These bonds will not be obligations of the state and will be repaid




4.   Source: Bureau of Labor Statistics, 10/25/01.

5.   Source: Moody's Investors Service, California (State of), 9/7/01.

6. Source: Standard & Poor's, RatingsDirect, Fiscal 2002 Arrives with U.S. State Budgets Under Pressure (California), 8/16/01.

from energy rate increases. Also, the sale of these power bonds, which may be issued in early 2002, are likely to play a key part in the outlook for the Golden State's future GO debt rating.

In consideration of recent outlays for energy, weakening stock market performance -- particularly in relation to Silicon Valley and other California technology centers -- and a slowing national economy's potential effects on the state, the fiscal year 2002 budget proposal reduces tax revenue estimates by roughly $5.4 billion, including a $2.7 billion downward revision in personal income tax.(7) The drop in income from these sources will also temper growth in sales tax collections for the upcoming year as economic malaise spreads just as new tax reductions take effect.

California's debt levels have been moderate. Accelerated debt issuance during the past few years has moved the state's historically low debt levels closer to the national average. Net tax-supported debt totaled $805 per capita in June 2001.(8) Even with anticipated increased bond issuance, the state's debt levels should remain moderate in relation to the size of its budget.

During the six months under review, Moody's(R) and Standard & Poor's(R), two independent credit rating agencies, lowered California's general obligation (GO) bonds' credit ratings. In April 2001, Standard & Poor's lowered their AA rating to A+, citing uncertainty surrounding the energy crisis and its potential effects on the state's economy.(9) However, Standard & Poor's also asserted that while the state's repayment ability has been reduced by recent power expenditures, its budget should be




7.   Source: Moody's Investors Service, 6/8/01.

8.   Source: Standard & Poor's, RatingsDirect, 6/20/01.

9. Source: Standard & Poor's, RatingsDirect, 4/24/01. This does not indicate Standard & Poor's rating of the Fund.

QUALITY BREAKDOWN*
Based on Total Long-Term Investments
9/30/01

[PIE CHART]

AAA                                                                        58.5%
AA                                                                         11.4%
A                                                                           8.7%
BBB                                                                        19.7%
Below Investment Grade                                                      1.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.




adequate to pay the debt. In May 2001, Moody's also downgraded the state's credit rating, to Aa3 from Aa2.(10) It is important to note that California bonds, even with recent credit rating adjustments, continue to be rated investment grade.

Although the state has some considerable financial problems, we believe it also has the resources to solve them. The state's baseline economic growth prospects remain very strong. Improved business diversity, a vibrant export sector and a concentration of high-growth, knowledge-based industries are all factors contributing to California's economic potential. The state's historically high cash balances and budget reserves all contribute to the expectation that it will outperform the nation in the coming months. However, several factors stand to challenge California's credit strength: a relatively inflexible budget structure, a potentially volatile revenue structure during periods of economic weakening, the lack of a formal mid-year spending adjustment mechanism and the negative impact a stock market correction could have on capital gains tax collection. California's power crisis, combined with weakening economies around the world, in particular with trading partner Japan, impacted the state's economy more than the rest of the world's. However, a decade of expansion and growth, combined with planned long-term energy financing, should enable the state to maintain its investment-grade credit outlook.




10. Source: Moody's Investors Service, 5/15/01. This does not indicate Moody's rating of the Fund.

PORTFOLIO NOTES

Generally declining interest rates benefited the municipal bond market during the reporting period, as bond prices rise when interest rates fall. Franklin California Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $7.24 on March 31, 2001, to $7.32 on September 30, 2001.

California's general obligation (GO) bonds experienced significant weakening in the municipal bond market. The state's downgraded debt created opportunities not seen since the last recession more than eight years ago. California GO debt generally traded at prices lower than those of comparable national GO bonds during the reporting period. Keeping in mind that California has the world's sixth-largest economy -- right behind France and just ahead of Italy -- we sought to take advantage of this situation and purchased California state GO bonds at levels that represented significant value relative to their historical prices. Aside from California GO bonds, demand for the state's general municipal debt remained robust even as municipal bond issuance, at nearly $23.5 billion during the first nine months of 2001, represented a rise of 31.4% compared to the same time in 2000.(3) We also found that municipal securities other than California state GOs generally traded at higher prices relative to comparable national municipal bonds.

As we mentioned earlier, the slowing and uncertainty of California's economy caused S&P and Moody's to downgrade the state's credit rating to a lower investment-grade level. Municipal bond investors' initial reactions resulted in some panic selling, enabling us to make some attractive purchases during the spring months, including $25 million California State GO 5.25%

PORTFOLIO BREAKDOWN
9/30/01

                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Transportation                                                             18.5%

Utilities                                                                  15.1%

Prerefunded                                                                14.3%

Hospital & Health Care                                                     13.4%

Tax-Supported                                                              12.2%

Subject to Government
Appropriations                                                             10.5%

General Obligation                                                          8.0%

Housing                                                                     4.4%

Other Revenue                                                               1.9%

Higher Education                                                            1.6%

Corporate-Backed                                                            0.1%




maturing in 2026 to yield 5.50%, and $22 million California State GO 5.25% maturing in 2023 to yield 5.60%.

Over the summer, interest rates dropped, the energy crisis came under control, and the state's bonds became widely accepted once again and traded as we believed they should relative to the rest of the market. The Fund was subject to calls as municipal bond issuers sought to take advantage of the declining interest rate environment and called some outstanding bonds. We invested the call proceeds in current-rate bonds with at least 10-year call protection to help shield the Fund's long-term income stream. The stock market's continued decline resulted in increased cash flow to the Fund as investors sought the perceived safety of municipal bonds. The Fund kept a larger portion than usual of total net assets in short-term, liquid securities. Long-term purchases were mostly in the 20- to 30-year maturity range. The portfolio's average maturity was 21.6 years on September 30, 2001. The Fund still continues to emphasize high-quality securities, and AAA-rated bonds represented 58.5% of the Fund's total long-term investments at the end of the reporting period.

Your Fund combines the advantages of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 12 shows that on September 30, 2001, the Fund's Class A shares' distribution rate was 4.79%, based on an annualization of September's 3.05 cent ($0.0305) per share dividend and the maximum offering price of $7.64 on September 30, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and California state personal income tax bracket of 44.76% would need to earn 8.67% from a taxable

DIVIDEND DISTRIBUTIONS
4/1/01 - 9/30/01

                                             DIVIDEND PER SHARE
                           -----------------------------------------------------
MONTH                        CLASS A              CLASS B              CLASS C
--------------------------------------------------------------------------------
April                       3.10 cents           2.77 cents           2.74 cents
May                         3.10 cents           2.77 cents           2.74 cents
June                        3.05 cents           2.72 cents           2.72 cents
July                        3.05 cents           2.72 cents           2.72 cents
August                      3.05 cents           2.72 cents           2.72 cents
September                   3.05 cents           2.69 cents           2.70 cents
--------------------------------------------------------------------------------
TOTAL                      18.40 CENTS          16.39 CENTS          16.34 CENTS



investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

The September 11 terrorist attacks had obvious and sudden negative effects on the municipal bond market. The need for large amounts of federal assistance to New York City and Washington, D.C., and certain industries -- notably the already weak airline industry -- caused long-term interest rates to rise approximately 0.5% in the aftermath between September 13 and 30. Since bond prices go down as interest rates rise, the Fund's Class A share price, as measured by net asset value, fell from $7.36 on September 10, 2001 (the day before the attacks), to $7.32 on September 30, 2001. Our exposure to airline bonds was just 0.74% of total long-term investments at period-end, issued on behalf of United Airlines and secured by various leases on facilities at San Francisco International Airport. We are closely monitoring these bonds.

Uncertain times can create buying opportunities, and with the Fund's size and leverage in the California municipal bond market we are able to get the first look at new offerings in both the primary and secondary markets. Municipal bond issuance in California is expected to grow in the following year and provide sufficient supply to fill our needs. Looking forward, strong retail and institutional demand for California municipal bonds, along with a slowing economy, could prove advantageous to the Fund. We believe the Fund's conservative, buy-and-hold, income-oriented philosophy, as well as its reserve of higher coupon bonds from previous, higher interest-rate periods should help moderate its share price volatility, reduce portfolio turnover and protect its income stream.

We encourage investors to maintain a long-term investment perspective while we continue to focus on obtaining high, current, tax-free income for our shareholders. We also encourage you to discuss your financial goals with an investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. We appreciate your support, welcome your suggestions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,



/s/ Charles B. Johnson
--------------------------------------------
    Charles B. Johnson
    Chairman
    Franklin California Tax-Free Income Fund



/s/ Sheila Amoroso
--------------------------------------------
    Sheila Amoroso



/s/ Rafael R. Costas Jr.
--------------------------------------------
    Rafael R. Costas Jr.
    Senior Vice Presidents/Co-Directors
    Franklin Municipal Bond Department



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This discussion reflects our views, opinions and portfolio holdings as of
September 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

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CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to
7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY AS OF 9/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        9/30/01       3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.08        $7.32         $7.24
DISTRIBUTIONS (4/1/01 - 9/30/01)
Dividend Income                              $0.1840

CLASS B                                      CHANGE        9/30/01       3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.07        $7.31         $7.24
DISTRIBUTIONS (4/1/01 - 9/30/01)
Dividend Income                              $0.1639

CLASS C                                      CHANGE        9/30/01       3/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.08        $7.31         $7.23
DISTRIBUTIONS (4/1/01 - 9/30/01)
Dividend Income                              $0.1634

PERFORMANCE

CLASS A                                     6-MONTH   1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +3.73%   +9.97%   +35.14%   +89.69%
Average Annual Total Return(2)               -0.66%   +5.31%    +5.28%    +6.15%

Distribution Rate(3)                                                       4.79%

Taxable Equivalent Distribution Rate(4)                                    8.67%

30-Day Standardized Yield(5)                                               3.97%

Taxable Equivalent Yield(4)                                                7.19%


                                                                       INCEPTION
CLASS B                                   6-MONTH         1-YEAR       (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.30%          +9.20%        +12.27%

Average Annual Total Return(2)            -0.70%          +5.20%        +3.29%

Distribution Rate(3)                                                       4.42%

Taxable Equivalent Distribution Rate(4)                                    8.00%

30-Day Standardized Yield(5)                                               3.59%

Taxable Equivalent Yield(4)                                                6.50%



                                                                       INCEPTION
CLASS C                            6-MONTH      1-YEAR      5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)          +3.43%      +9.35%      +31.42%     +44.24%

Average Annual Total Return(2)      +1.45%      +7.28%       +5.41%      +5.71%

Distribution Rate(3)                                                       4.39%

Taxable Equivalent Distribution Rate(4)                                    7.95%

30-Day Standardized Yield(5)                                               3.55%

Taxable Equivalent Yield(4)                                                6.43%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's September dividend and the maximum offering price (NAV for Class B) per share on 9/30/01.

4. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and California state personal income tax bracket of 44.76%, based on the federal income tax rate of 39.1%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/01.




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


Q&A


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.



--------------------------------------------------------------------------------
              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
--------------------------------------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT

     As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

     Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

     Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*Alternative minimum taxes may apply.




                       NOT PART OF THE SHAREHOLDER REPORT

Q.   WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

     Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

     Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.




                       NOT PART OF THE SHAREHOLDER REPORT

Q.   WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

     Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.




                       NOT PART OF THE SHAREHOLDER REPORT

     Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

     As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5-3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

     Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


          MONTHLY YIELDS OF BOND BUYER 40

[LINE GRAPH]


          Date             Bond Buyer 40 Yields
          ----             --------------------
         Jan 85                   10.35%
         Feb 85                   10.20%
         Mar 85                   10.01%
         Apr 85                    9.50%
         May 85                    9.43%
         Jun 85                    9.40%
         Jul 85                    9.45%
         Aug 85                    9.80%
         Sep 85                    9.49%
         Oct 85                    9.24%
         Nov 85                    8.92%
         Dec 85                    8.48%
         Jan 86                    8.04%
         Feb 86                    7.82%
         Mar 86                    7.92%
         Apr 86                    8.14%
         May 86                    7.90%
         Jun 86                    7.96%
         Jul 86                    7.88%
         Aug 86                    7.41%
         Sep 86                    7.56%
         Oct 86                    7.36%
         Nov 86                    7.19%
         Dec 86                    7.18%
         Jan 87                    7.11%
         Feb 87                    7.05%
         Mar 87                    7.18%
         Apr 87                    8.10%
         May 87                    8.29%
         Jun 87                    8.19%
         Jul 87                    8.17%
         Aug 87                    8.16%
         Sep 87                    8.87%
         Oct 87                    8.72%
         Nov 87                    8.62%
         Dec 87                    8.40%
         Jan 88                    7.97%
         Feb 88                    7.85%
         Mar 88                    8.17%
         Apr 88                    8.17%
         May 88                    8.20%
         Jun 88                    8.04%
         Jul 88                    8.05%
         Aug 88                    8.11%
         Sep 88                    7.89%
         Oct 88                    7.73%
         Nov 88                    7.90%
         Dec 88                    7.74%
         Jan 89                    7.66%
         Feb 89                    7.73%
         Mar 89                    7.79%
         Apr 89                    7.58%
         May 89                    7.46%
         Jun 89                    7.29%
         Jul 89                    7.16%
         Aug 89                    7.36%
         Sep 89                    7.47%
         Oct 89                    7.38%
         Nov 89                    7.24%
         Dec 89                    7.25%
         Jan 90                    7.45%
         Feb 90                    7.40%
         Mar 90                    7.52%
         Apr 90                    7.74%
         May 90                    7.53%
         Jun 90                    7.50%
         Jul 90                    7.35%
         Aug 90                    7.64%
         Sep 90                    7.79%
         Oct 90                    7.71%
         Nov 90                    7.47%
         Dec 90                    7.47%
         Jan 91                    7.39%
         Feb 91                    7.36%
         Mar 91                    7.34%
         Apr 91                    7.26%
         May 91                    7.21%
         Jun 91                    7.21%
         Jul 91                    7.11%
         Aug 91                    6.97%
         Sep 91                    6.89%
         Oct 91                    6.85%
         Nov 91                    6.90%
         Dec 91                    6.66%
         Jan 92                    6.72%
         Feb 92                    6.76%
         Mar 92                    6.76%
         Apr 92                    6.74%
         May 92                    6.63%
         Jun 92                    6.49%
         Jul 92                    6.19%
         Aug 92                    6.35%
         Sep 92                    6.39%
         Oct 92                    6.68%
         Nov 92                    6.42%
         Dec 92                    6.39%
         Jan 93                    6.31%
         Feb 93                    6.01%
         Mar 93                    6.04%
         Apr 93                    5.96%
         May 93                    5.89%
         Jun 93                    5.76%
         Jul 93                    5.78%
         Aug 93                    5.60%
         Sep 93                    5.47%
         Oct 93                    5.48%
         Nov 93                    5.65%
         Dec 93                    5.52%
         Jan 94                    5.45%
         Feb 94                    5.77%
         Mar 94                    6.36%
         Apr 94                    6.37%
         May 94                    6.40%
         Jun 94                    6.47%
         Jul 94                    6.33%
         Aug 94                    6.36%
         Sep 94                    6.58%
         Oct 94                    6.85%
         Nov 94                    7.16%
         Dec 94                    6.92%
         Jan 95                    6.66%
         Feb 95                    6.42%
         Mar 95                    6.37%
         Apr 95                    6.35%
         May 95                    6.10%
         Jun 95                    6.28%
         Jul 95                    6.19%
         Aug 95                    6.11%
         Sep 95                    6.07%
         Oct 95                    5.91%
         Nov 95                    5.74%
         Dec 95                    5.56%
         Jan 96                    5.57%
         Feb 96                    5.71%
         Mar 96                    5.96%
         Apr 96                    6.05%
         May 96                    6.09%
         Jun 96                    6.01%
         Jul 96                    5.98%
         Aug 96                    6.02%
         Sep 96                    5.89%
         Oct 96                    5.83%
         Nov 96                    5.66%
         Dec 96                    5.72%
         Jan 97                    5.82%
         Feb 97                    5.76%
         Mar 97                    5.95%
         Apr 97                    5.89%
         May 97                    5.74%
         Jun 97                    5.69%
         Jul 97                    5.40%
         Aug 97                    5.55%
         Sep 97                    5.47%
         Oct 97                    5.40%
         Nov 97                    5.36%
         Dec 97                    5.25%
         Jan 98                    5.19%
         Feb 98                    5.24%
         Mar 98                    5.27%
         Apr 98                    5.39%
         May 98                    5.22%
         Jun 98                    5.22%
         Jul 98                    5.26%
         Aug 98                    5.11%
         Sep 98                    4.99%
         Oct 98                    5.13%
         Nov 98                    5.10%
         Dec 98                    5.16%
         Jan 99                    5.09%
         Feb 99                    5.17%
         Mar 99                    5.23%
         Apr 99                    5.28%
         May 99                    5.37%
         Jun 99                    5.55%
         Jul 99                    5.59%
         Aug 99                    5.78%
         Sep 99                    5.89%
         Oct 99                    6.08%
         Nov 99                    6.11%
         Dec 99                    6.22%
         Jan 00                    6.31%
         Feb 00                    6.17%
         Mar 00                    5.97%
         Apr 00                    6.00%
         May 00                    6.13%
         Jun 00                    5.91%
         Jul 00                    5.79%
         Aug 00                    5.72%
         Sep 00                    5.82%
         Oct 00                    5.74%
         Nov 00                    5.72%
         Dec 00                    5.47%
         Jan 01                    5.44%
         Feb 01                    5.40%
         Mar 01                    5.30%
         Apr 01                    5.49%
         May 01                    5.42%
        June 01                    5.38%
         Jul 01                    5.25%
         Aug 01                    5.12%
         Sep-01                    5.22%

Source: S&P Micropal (Bond Buyer 40, as of 9/30/01).

One cannot invest in an index; indexes are unmanaged.




                       NOT PART OF THE SHAREHOLDER REPORT

Q.   WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

     While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

     In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.




                                                       [FRANKLIN TEMPLETON LOGO]

                                                             DIVQ INS 11/01



                       NOT PART OF THE SHAREHOLDER REPORT

MUNICIPAL BOND RATINGS




MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Financial Highlights

                                                                                    CLASS A
                                           -----------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED                           YEAR ENDED MARCH 31,
                                           SEPTEMBER 30, 2001  ---------------------------------------------------------------------
                                               (UNAUDITED)         2001          2000           1999          1998          1997
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period ....    $      7.24       $      6.88   $      7.40    $      7.35   $      7.09   $      7.18
                                           -----------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) .............            .18               .37           .38            .39           .42           .43
   Net realized and unrealized gains
    (losses) ............................            .08               .36          (.53)           .07           .27          (.04)
                                           -----------------------------------------------------------------------------------------
Total from investment operations ........            .26               .73          (.15)           .46           .69           .39
                                           -----------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ................           (.18)             (.37)         (.36)          (.39)         (.42)         (.43)
   Net realized gains ...................             --                --          (.01)          (.02)         (.01)         (.05)
                                           -----------------------------------------------------------------------------------------
Total distributions .....................           (.18)             (.37)         (.37)          (.41)         (.43)         (.48)
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period ..........    $      7.32       $      7.24   $      6.88    $      7.40   $      7.35   $      7.09
                                           =========================================================================================

Total return(b) .........................           3.73%            10.98%        (1.97)%         6.43%        10.10%         5.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......    $13,396,025       $13,279,037   $12,859,577    $15,473,713   $14,767,307   $13,633,542
Ratio to average net assets:
   Expenses .............................            .57%(c)           .57%          .57%           .57%          .56%          .56%
   Net investment income ................           5.13%(c)          5.31%         5.40%          5.21%         5.71%         6.07%
Portfolio turnover rate .................           4.86%             5.83%        12.10%         18.66%        17.29%        11.96%




(a)  Based on average shares outstanding effective March 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                                         CLASS B
                                                     -------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                         YEAR ENDED MARCH 31,
                                                     SEPTEMBER 30, 2001       ------------------------------------------------------
                                                        (UNAUDITED)               2001                2000               1999(d)
                                                     -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $      7.24             $      6.87         $      7.39        $      7.41
                                                     -------------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) ...................               .16                     .33                 .34                .10
   Net realized and unrealized gains (losses) .               .07                     .37                (.52)              (.03)
                                                     -------------------------------------------------------------------------------
Total from investment operations ..............               .23                     .70                (.18)               .07
                                                     -------------------------------------------------------------------------------
Less distributions from:
   Net investment income ......................              (.16)                   (.33)               (.33)              (.09)
   Net realized gains .........................                --                      --                (.01)                --
                                                     -------------------------------------------------------------------------------
Total distributions ...........................              (.16)                   (.33)               (.34)              (.09)
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ................       $      7.31             $      7.24         $      6.87        $      7.39
                                                     ===============================================================================

Total return(b) ...............................              3.30%                  10.51%              (2.51)%              .88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $   261,561             $   193,428         $   110,933        $    43,674
Ratio to average net assets:
   Expenses ...................................              1.14%(c)                1.14%               1.14%              1.14%(c)
   Net investment income ......................              4.56%(c)                4.73%               4.87%              4.59%(c)
Portfolio turnover rate .......................              4.86%                   5.83%              12.10%             18.66%




(a)  Based on average shares outstanding effective March 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period January 1, 1999 (effective date) to March 31, 1999.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                                        CLASS C
                                                   ---------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                         YEAR ENDED MARCH 31,
                                                   SEPTEMBER 30, 2001     ----------------------------------------------------------
                                                       (UNAUDITED)          2001         2000        1999        1998         1997
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $   7.23            $   6.87    $   7.39     $   7.35    $   7.09    $   7.18
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
   Net investment income(a) ...................            .16                 .33         .34          .35         .38         .39
   Net realized and unrealized gains (losses) .            .08                 .36        (.53)         .06         .27        (.04)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............            .24                 .69        (.19)         .41         .65         .35
                                                   ---------------------------------------------------------------------------------
Less distributions from:
   Net investment income ......................           (.16)               (.33)       (.32)        (.35)       (.38)       (.39)
   Net realized gains .........................             --                  --        (.01)        (.02)       (.01)       (.05)
                                                   ---------------------------------------------------------------------------------
Total distributions ...........................           (.16)               (.33)       (.33)        (.37)       (.39)       (.44)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................       $   7.31            $   7.23    $   6.87     $   7.39    $   7.35    $   7.09
                                                   =================================================================================

Total return(b) ...............................           3.43%              10.38%      (2.54)%       5.70%       9.49%       5.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $434,084            $393,652    $367,874     $464,535    $295,976    $138,509
Ratio to average net assets:
   Expenses ...................................           1.14%(c)            1.14%       1.14%        1.14%       1.14%       1.14%
   Net investment income ......................           4.56%(c)            4.74%       4.82%        4.61%       5.13%       5.47%
Portfolio turnover rate .......................           4.86%               5.83%      12.10%       18.66%      17.29%      11.96%




(a)  Based on average shares outstanding effective March 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.5%
   BONDS 85.6%
   ABAG Finance Authority for Nonprofit Corps. COP,
       6.75%, 8/01/20 ..........................................................................   $     3,955,000   $     4,429,165
       6.125%, 3/01/21 .........................................................................         4,245,000         4,695,819
       Butte Valley-Tulelake Rural Health, 6.65%, 10/01/22 .....................................         5,195,000         5,460,776
       Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 ...................................         6,000,000         6,081,840
       Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 ...................................        16,975,000        16,665,037
       Home for Jewish Parents, California Mortgage Insured, 5.625%, 5/15/22 ...................         5,000,000         5,205,250
       Lytton Gardens Inc., California Mortgage Insured, 6.00%, 2/15/30 ........................         5,000,000         5,192,300
       Milestones Human Services Inc., California Mortgage Insured, 5.65%, 7/01/22 .............         2,000,000         2,099,480
       Miramonte Mental Health Services, California Mortgage Insured, 6.60%, 7/01/22 ...........         1,250,000         1,301,363
       Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ...........................         5,525,000         5,963,685
       Peninsula Family YMCA, Series A, California Mortgage Insured, Pre-Refunded, 6.80%,
         10/01/11 ..............................................................................         2,195,000         2,238,900
       Rehabilitation Mental Health Services Inc. Project, California Mortgage Insured, 6.50%,
         6/01/12 ...............................................................................         2,000,000         2,084,600
       Rehabilitation Mental Health Services Inc. Project, California Mortgage Insured, 6.55%,
         6/01/22 ...............................................................................         2,370,000         2,461,103
       Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 ..................         5,000,000         5,022,200
   ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments, Series A,
     5.45%, 4/01/39 ............................................................................         5,500,000         5,405,070
   ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Association, Series
     A, 6.125%, 8/15/20 ........................................................................        23,525,000        24,503,170
   ABAG Finance Corp. COP, ABAG XXV, 6.80%, 8/01/12 ............................................         3,040,000         3,098,611
   ABAG Revenue,
       Mello-Roos, Refunding and Improvement, Series A, FSA Insured, 5.125%, 9/01/21 ...........         4,760,000         4,810,170
       Mello-Roos, Refunding and Improvement, Series A, FSA Insured, 5.20%, 9/01/27 ............         4,140,000         4,180,862
       Tax Allocation, RDA Pool, Series A4, FSA Insured, 5.875%, 12/15/25 ......................         5,000,000         5,358,900
       Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%, 12/15/25 ......................         3,670,000         3,811,368
   ABAG Water and Wastewater Revenue, Pooled Financing Program, Series A, FSA Insured, 5.30%,
     10/01/21 ..................................................................................         5,450,000         5,655,193
   Agua Mansa Industrial Growth Association Special Tax, CFD No. 8, 8.25%, 9/01/17 .............        15,480,000        15,991,304
   Alameda Corridor Transportation Authority Revenue, senior lien, Series A, MBIA Insured,
       4.75%, 10/01/25 .........................................................................        11,765,000        11,404,520
       5.00%, 10/01/29 .........................................................................        24,490,000        24,528,204
   Alameda County COP,
       Alameda County Medical Center Project, MBIA Insured, 5.00%, 6/01/23 .....................        19,195,000        19,220,529
       Alameda County Medical Center Project, MBIA Insured, 5.30%, 6/01/26 .....................         7,000,000         7,089,950
       Alameda County Medical Center Project, MBIA Insured, 5.00%, 6/01/28 .....................         8,925,000         8,898,314
       Capital Projects, Series 1992, Pre-Refunded, 6.75%, 6/01/16 .............................        10,500,000        11,019,855
   Alameda-Contra Costa Transit COP, Refunding, 7.60%, 8/01/18 .................................        23,020,000        23,561,661
   Alhambra RDA, Tax Allocation, Industrial Redevelopment Project, Refunding, 6.375%, 5/01/23 ..         2,560,000         2,631,808
   Alvord USD, Series A, FGIC Insured, 5.375%, 8/01/27 .........................................         6,100,000         6,298,067
   Anaheim PFA, Lease Revenue, Public Improvements Project, Series A, FSA Insured, 5.00%,
       9/01/27 .................................................................................         8,900,000         8,916,910
       3/01/37 .................................................................................       146,010,000       145,282,870
   Antioch Area Public Facilities Financing Agency Special Tax, CFD No. 1989-1, MBIA Insured,
     5.50%, 8/01/22 ............................................................................         4,870,000         5,148,515
   Antioch Development Agency Tax Allocation, Project 1, FGIC Insured, Pre-Refunded, 6.40%,
     9/01/17 ...................................................................................         4,895,000         5,178,518
   Antioch PFA, Reassessment Revenue, sub. lien,
       Refunding, 5.60%, 9/02/09 ...............................................................         1,270,000         1,326,833
       Refunding, Series B, 5.50%, 9/02/08 .....................................................         1,205,000         1,244,777
       Series B, 5.30%, 9/02/06 ................................................................         2,165,000         2,221,312

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Arcadia Hospital Revenue, Methodist Hospital of Southern California,
       6.50%, 11/15/12 .........................................................................   $     2,295,000   $     2,385,928
       6.625%, 11/15/22 ........................................................................         3,750,000         3,875,700
   Auburn USD, COP, Land Acquisition Program, Series A, FSA Insured, 7.00%, 9/01/28 ............         2,770,000         3,117,386
   Azusa PFAR, Water Systems Acquisition Project, Refunding, Series A, FGIC Insured, 5.50%,
     7/01/20 ...................................................................................         5,200,000         5,358,912
   Bakersfield Hospital Revenue, Adventist Health Systems West, Refunding, MBIA Insured, 5.50%,
     3/01/19 ...................................................................................         6,085,000         6,265,481
   Bakersfield PFAR, Series A, 6.10%, 9/15/10 ..................................................        10,635,000        10,983,509
   Baldwin Park PFAR, Tax Allocation,
       Series A, 7.75%, 8/01/19 ................................................................         5,265,000         5,376,407
       Series A, Pre-Refunded, 7.10%, 9/01/24 ..................................................         2,000,000         2,286,580
       Series B, 7.75%, 8/01/21 ................................................................         5,795,000         5,916,637
   Belmont - Redwood Shores School District, Series A, 5.50%, 9/01/22 ..........................         6,500,000         6,853,145
   Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A, Pre-Refunded,
       6.70%, 8/01/14 ..........................................................................         1,235,000         1,396,180
       6.80%, 8/01/23 ..........................................................................         2,310,000         2,617,738
   Brea and Olinda USD, COP, High School Refinancing Program, Refunding,
       Series A, FSA Insured, 6.25%, 8/01/18 ...................................................        12,645,000        13,156,237
       Series B, 7.00%, 8/01/18 ................................................................         9,120,000         9,481,790
   Brea RDA, Tax Allocation, Redevelopment Project, Refunding, MBIA Insured, 6.125%, 8/01/13 ...        12,845,000        13,834,836
   Brentwood 1915 Act, Infrastructure Financing, Reassessment, Series A, FSA Insured, 5.80%,
     9/02/17 ...................................................................................         5,285,000         5,748,019
   Brentwood RDA, Tax Allocation, Brentwood Redevelopment Project, Series A, 7.70%, 11/01/08 ...         2,000,000         2,035,480
   Buena Park CRDA, Tax Allocation, Central Business District Project, Refunding, Series A,
     7.10%, 9/01/14 ............................................................................         7,000,000         7,346,360
   Burbank Parking Authority, Special Tax, CFD No. 1, 8.375%, 10/01/06 .........................         1,110,000         1,117,559
   Burbank RDA, Tax Allocation,
       City Center Redevelopment Project, Refunding, Series A, FSA Insured, 5.50%, 12/01/23 ....         5,000,000         5,162,600
       Refunding, Series A, 6.00%, 12/01/23 ....................................................         6,500,000         6,776,510
   Burton Elementary School District COP, Loan Acquisition, Capital Appreciation,
       Series A, FSA Insured, 6.60%, 9/01/27 ...................................................           800,000           844,080
       Series B, FSA Insured, 6.60%, 9/01/27 ...................................................           295,000           311,255
   Calexico CRDA Revenue, Tax Allocation, Merged Central Business and Residential, Refunding,
     FSA Insured, 5.80%, 8/01/24 ...............................................................         5,840,000         6,122,247
   California Counties Lease Financing Authority COP, CSAC Financing Corp., Amador County
     Project, ETM, 7.70%, 10/01/09 .............................................................         2,565,000         3,000,024
   California Educational Facilities Authority Revenue,
       Chapman University, Refunding, Connie Lee Insured, 5.125%, 10/01/26 .....................        10,000,000        10,096,500
       Pooled College and University, Series B, 6.75%, 6/01/30 .................................         8,000,000         8,707,840
       Stanford University, Refunding, Series O, 5.125%, 1/01/31 ...............................        21,250,000        21,498,200
       Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ............................         4,965,000         5,284,895
   California Health Facilities Authority Revenue, Insured Health Facility, Help Group, Series
     A, California Mortgage Insured, 6.10%, 8/01/25 ............................................        12,905,000        14,216,535
   California Health Facilities Financing Authority Revenue,
       Adventist Health Systems West, Series B, MBIA Insured, 6.25%, 3/01/21 ...................         2,930,000         3,000,847
       AIDS Health Care Foundation, Refunding, Series C, California Mortgage Insured, 6.25%,
         9/01/17 ...............................................................................         1,750,000         1,821,785
       California Autism Foundation Inc., Series A, CHFCLP Insured, 6.25%, 11/01/20 ............         3,560,000         3,833,764
       Catholic Healthcare West, Refunding, Series A, MBIA Insured, 5.75%, 7/01/15 .............        12,500,000        13,743,250
       Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 .............         7,300,000         8,136,507
       Catholic Healthcare West, Series A, 5.00%, 7/01/18 ......................................        40,000,000        36,996,800

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   California Health Facilities Financing Authority Revenue, (cont.)
       Catholic Healthcare West, Series A, 5.00%, 7/01/28 ......................................   $   140,630,000   $   125,416,647
       Catholic Healthcare West, Series A, MBIA Insured, 5.00%, 7/01/17 ........................         5,000,000         5,079,850
       Catholic Healthcare West, Series A, MBIA Insured, 5.125%, 7/01/24 .......................        11,500,000        11,561,180
       Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/17 ....................         8,355,000         8,584,763
       Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/27 ....................        15,600,000        15,703,896
       Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.25%, 8/01/27 .....................        52,500,000        53,782,050
       Clinicas Del Camino, Series A, CHFCLP Insured, 6.55%, 5/01/25 ...........................         4,500,000         4,901,715
       County Program, Series B, 7.20%, 1/01/12 ................................................         2,285,000         2,320,989
       El Proyecto, Series A, CHFCLP Insured, 5.50%, 12/01/22 ..................................         3,350,000         3,496,663
       Enloe Health System, Series A, FSA Insured, 5.00%, 11/15/18 .............................         5,000,000         5,054,450
       Enloe Health System, Series A, FSA Insured, 5.00%, 11/15/28 .............................        25,390,000        25,313,830
       Familiesfirst, Series A, California Mortgage Insured, 6.00%, 12/01/25 ...................        11,365,000        12,489,680
       Feedback Foundation Inc., Series A, CHFCLP Insured, 6.50%, 12/01/22 .....................         4,240,000         4,451,237
       Hospital of the Good Samaritan, Refunding, 6.90%, 9/01/07 ...............................        13,920,000        14,265,494
       Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 ...............................        71,050,000        72,066,726
       Kaiser Permanente, Series A, 5.40%, 5/01/28 .............................................        46,000,000        46,668,380
       Kaiser Permanente, Series A, FSA Insured, 5.00%, 6/01/20 ................................        32,295,000        32,518,481
       Kaiser Permanente, Series A, FSA Insured, 5.00%, 6/01/24 ................................       136,775,000       137,338,513
       Kaiser Permanente, Series B, 5.25%, 10/01/16 ............................................         7,515,000         7,836,041
       Kaiser Permanente, Series B, 5.00%, 10/01/18 ............................................        38,260,000        38,369,806
       Kaiser Permanente, Series B, 5.00%, 10/01/20 ............................................        38,020,000        37,743,595
       Kaiser Permanente, Series B, 5.40%, 5/01/28 .............................................        80,000,000        81,162,400
       Marshall Hospital, Series A, California Mortgage Insured, 5.30%, 11/01/28 ...............         5,500,000         5,561,270
       Mills-Peninsula Health, Refunding, Series A, Connie Lee Insured, 5.75%, 1/15/15 .........        11,500,000        12,351,575
       Mills-Peninsula Health, Series B, Connie Lee Insured, 5.75%, 1/15/15 ....................         5,665,000         6,084,493
       Northern California Presbyterian, 5.40%, 7/01/28 ........................................         6,340,000         6,371,446
       On Lok Senior Health Services, Series A, CHFCLP Insured, 6.40%, 12/01/12 ................         2,000,000         2,116,760
       On Lok Senior Health Services, Series A, CHFCLP Insured, 6.50%, 12/01/22 ................         7,525,000         7,899,896
       Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.625%, 7/01/19 ..............         8,500,000         9,033,120
       San Diego Hospital Association, Refunding, Series A, MBIA Insured, 6.20%, 8/01/20 .......         8,250,000         8,633,873
       San Diego Hospital Association, Series A, Pre-Refunded, 6.95%, 10/01/21 .................        21,145,000        21,567,900
       Scripps Memorial Hospital, Series A, MBIA Insured, 6.375%, 10/01/22 .....................         9,725,000        10,221,170
       Small Facilities Loan, Health Facilities, Refunding, Series B, California Mortgage
         Insured, 7.50%, 4/01/22 ...............................................................         5,000,000         5,605,400
       Small Facilities Loan, Health Facilities, Series A, CHFCLP Insured, 6.75%, 3/01/20 ......         5,500,000         5,682,490
       Southern California, Series A, CHFCLP Insured, 5.50%, 12/01/22 ..........................         3,070,000         3,185,524
       St. Francis Medical Center, Refunding, Series H, AMBAC Insured, 6.35%, 10/01/23 .........         7,000,000         7,784,490
       St. Paul's Episcopal Home, CHFCLP Insured, 6.50%, 9/01/14 ...............................         2,595,000         2,802,808
       Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 .......................         5,750,000         6,290,213
       Sutter Health, Series A, FSA Insured, 5.25%, 8/15/27 ....................................         5,300,000         5,412,625
       Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ....................................        61,000,000        60,194,800
       Sutter Health, Series A, MBIA Insured, 5.35%, 8/15/28 ...................................         5,500,000         5,704,545
       Sutter Health, Series A, MBIA Insured, 5.375%, 8/15/30 ..................................        10,100,000        10,419,059
       Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/38 ...................................        25,860,000        25,515,286
       The Help Group, CHFCLP Insured, 5.40%, 8/01/22 ..........................................         7,420,000         7,672,874
       UCSF-Stanford Health Care, Refunding, Series A, FSA Insured, 5.00%, 11/15/31 ............         2,150,000         2,152,387
       UCSF-Stanford Health Care, Refunding, Series B, 5.00%, 11/15/31 .........................        26,920,000        26,794,014

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   California Health Facilities Financing Authority Revenue, (cont.)
       UCSF-Stanford Health Care, Refunding, Series B, AMBAC Insured, 5.00%, 11/15/28 ..........   $    25,000,000   $    25,053,000
       Valleycare Hospital Corp., Refunding, 5.50%, 5/01/20 ....................................        11,640,000        12,106,997
       Walden House, State Guaranteed, 6.85%, 3/01/22 ..........................................         3,225,000         3,329,103
   California HFA, SFM Purchase,
       Class I, Series A-1, 6.05%, 8/01/26 .....................................................        13,935,000        14,331,729
       Refunding, Series A-2, FHA Insured, 6.45%, 8/01/25 ......................................         7,435,000         7,751,805
   California HFAR,
       Home Mortgage, Series A, 6.55%, 8/01/26 .................................................         6,975,000         7,288,945
       Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 ...................................         5,250,000         5,470,973
       Home Mortgage, Series E, 6.70%, 8/01/25 .................................................         2,820,000         2,907,307
       Home Mortgage, Series E, 6.375%, 8/01/27 ................................................        14,090,000        14,725,600
       Home Mortgage, Series E, AMBAC Insured, 6.10%, 8/01/29 ..................................        20,580,000        21,249,262
       Home Mortgage, Series E, MBIA Insured, 6.15%, 8/01/25 ...................................        16,260,000        16,773,166
       Home Mortgage, Series F-1, 6.875%, 8/01/15 ..............................................         3,350,000         3,530,297
       Home Mortgage, Series F-1, 7.00%, 8/01/26 ...............................................           825,000           850,542
       Home Mortgage, Series H, 6.25%, 8/01/27 .................................................        15,185,000        15,772,052
       Home Mortgage, Series I, MBIA Insured, 5.75%, 2/01/29 ...................................         8,020,000         8,201,733
       Home Mortgage, Series J, MBIA Insured, 5.55%, 8/01/28 ...................................        10,000,000        10,089,400
       Home Mortgage, Series M, MBIA Insured, 5.60%, 8/01/29 ...................................        21,150,000        21,372,498
       Home Mortgage, Series N, 6.375%, 2/01/27 ................................................         5,605,000         5,861,036
       Home Mortgage, Series N, FSA Insured, 5.15%, 8/01/18 ....................................         6,000,000         5,952,900
       Home Mortgage, Series R, MBIA Insured, 6.15%, 8/01/27 ...................................         7,885,000         8,250,076
       Home Mortgage, SF, Series A, 10.25%, 2/01/14 ............................................           465,000           465,488
       Home Mortgage, SF, Series B, 10.625%, 2/01/14 ...........................................           170,000           170,172
       Housing Revenue, Series E, MBIA Insured, 6.625%, 8/01/14 ................................         4,365,000         4,643,967
       Housing Revenue, Series E, MBIA Insured, 6.75%, 8/01/26 .................................        11,855,000        12,496,830
       Housing Revenue, Series F, MBIA Insured, 6.90%, 8/01/26 .................................        11,345,000        11,978,278
       MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 ........................................         5,000,000         5,235,700
       MFHR III, Series B, MBIA Insured, 5.50%, 8/01/39 ........................................        14,255,000        14,263,696
       Multi-Unit Rental Housing, Series A, 6.875%, 2/01/22 ....................................         2,465,000         2,548,317
       Series B-1, Class 1, 5.65%, 8/01/28 .....................................................        13,190,000        13,380,332
       SFM, Series C-2, Class 1, FHA Insured, 5.65%, 2/01/25 ...................................         9,330,000         9,536,286
   California Mobilehome Park Financing Authority Revenue, Series A, FSA Insured,
       4.80%, 10/01/01 .........................................................................            35,000            35,000
       4.95%, 10/01/02 .........................................................................            35,000            35,837
       5.05%, 10/01/03 .........................................................................            40,000            41,411
       5.15%, 10/01/04 .........................................................................            40,000            41,965
       5.25%, 10/01/05 .........................................................................            40,000            42,588
       6.25%, 10/01/25 .........................................................................         1,665,000         1,722,875
   California PCFA,
       PCR, Pacific Gas and Electric Co., Series A, 6.625%, 6/01/09 ............................         1,750,000         1,709,348
       PCR, San Diego Gas and Electric Co., Series A, 5.85%, 6/01/21 ...........................        32,535,000        32,991,141
       PCR, Southern California Edison Co., Refunding, 6.90%, 12/01/17 .........................         2,510,000         2,452,220
       PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 ..........................        29,000,000        27,881,470
       PCR, Southern California Edison Co., Series B, MBIA Insured, 6.40%, 12/01/24 ............        12,120,000        12,731,454
       Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%, 11/01/27 ......        17,205,000        17,577,660

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   California Pollution Control Financing Authority Revenue, Pacific Gas and Electric,
     Refunding, Series A, MBIA Insured, 5.35%, 12/01/16 ........................................   $    31,500,000   $    33,159,105
   California Public Capital Improvement Financing Authority Revenue, Pooled Projects,
       Joint Powers Agency, Series E, 8.375%, 3/01/03 ..........................................         9,165,000         9,209,725
       Series A, 8.40%, 3/01/08 ................................................................        43,780,000        44,152,130
       Series A, 8.50%, 3/01/18 ................................................................       121,300,000       122,343,180
   California Public School District Financing Authority Lease Revenue, Los Banos School,
       Series A, FSA Insured, 6.20%, 10/01/23 ..................................................           455,000           488,515
       Series B, FSA Insured, Pre-Refunded, 6.20%, 10/01/23 ....................................         4,535,000         4,924,511
   California Resources Efficiency Financing Authority COP, Capital Improvement Program,
     Refunding, AMBAC Insured,
       5.625%, 4/01/22 .........................................................................        10,365,000        11,052,303
       5.75%, 4/01/27 ..........................................................................         7,885,000         8,535,749
   California Special Districts Lease Financing Program COP, Series E,
       7.70%, 12/01/09 .........................................................................           205,000           206,287
       7.75%, 12/01/19 .........................................................................           305,000           306,577
   California State Department of Veteran Affairs Home Purchase Revenue, Chase Revenue,
     Series A, 5.20%, 12/01/27 .................................................................        31,000,000        30,998,760
       Refunding, Series A, 5.40%, 12/01/28 ....................................................         9,580,000         9,552,122
       Refunding, Series B, 5.50%, 12/01/18 ....................................................         2,500,000         2,564,225
       Series B, 5.20%, 12/01/28 ...............................................................        63,875,000        63,410,629
   California State Department of Water Resources Central Valley Project Water System Revenue,
     Refunding,
       Series L, 5.75%, 12/01/19 ...............................................................        18,000,000        19,007,100
       Series L, 5.50%, 12/01/23 ...............................................................        50,000,000        51,827,500
       Series L, 5.875%, 12/01/25 ..............................................................        40,070,000        42,191,306
       Series O, 5.00%, 12/01/22 ...............................................................         5,500,000         5,507,040
       Series O, 4.75%, 12/01/25 ...............................................................        16,000,000        15,441,600
       Series Q, MBIA Insured, 5.375%, 12/01/27 ................................................        58,000,000        59,926,180
       Series S, 5.00%, 12/01/29 ...............................................................        24,595,000        24,482,847
       Series U, 5.00%, 12/01/29 ...............................................................         7,500,000         7,465,800
       Series U, MBIA Insured, 5.00%, 12/01/29 .................................................         9,000,000         9,011,340
   California State GO,
       5.25%, 10/01/20 .........................................................................        10,000,000        10,179,900
       5.25%, 9/01/23 ..........................................................................        22,000,000        22,374,660
       5.25%, 10/01/23 .........................................................................         9,250,000         9,409,100
       6.00%, 5/01/24 ..........................................................................         2,565,000         2,772,560
       5.25%, 9/01/26 ..........................................................................        25,000,000        25,372,000
       5.00%, 10/01/27 .........................................................................        12,100,000        11,926,728
       5.125%, 10/01/27 ........................................................................        39,835,000        39,892,761
       5.125%, 3/01/31 .........................................................................        35,000,000        35,037,100
       AMBAC Insured, 5.90%, 3/01/25 ...........................................................           210,000           226,523
       AMBAC Insured, 5.125%, 10/01/27 .........................................................        31,420,000        31,704,665
       FGIC Insured, 6.00%, 8/01/19 ............................................................           905,000           990,007
       FGIC Insured, 5.625%, 10/01/26 ..........................................................        41,500,000        43,880,855
       FSA Insured, 5.50%, 3/01/20 .............................................................         5,500,000         5,717,580
       FSA Insured, 5.50%, 9/01/29 .............................................................        30,000,000        31,440,300
       MBIA Insured, 5.00%, 10/01/23 ...........................................................         5,000,000         5,020,500

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   California State GO, (cont.)
       MBIA Insured, 5.00%, 8/01/24 ............................................................   $     7,500,000   $     7,531,350
       MBIA Insured, 6.00%, 8/01/24 ............................................................           990,000         1,078,189
    (c)MBIA Insured, 5.00%, 3/01/28 ............................................................        25,985,000        26,041,907
       Refunding, 5.625%, 9/01/24 ..............................................................        10,650,000        11,104,755
       Refunding, 5.125%, 6/01/27 ..............................................................        16,150,000        16,179,393
       Refunding, 5.125%, 6/01/31 ..............................................................        75,000,000        75,079,500
       Series BR, 5.25%, 12/01/26 ..............................................................         5,000,000         4,910,550
       Series BR, 5.30%, 12/01/29 ..............................................................        13,000,000        12,774,970
       Various Purposes, FSA Insured, 5.50%, 4/01/19 ...........................................         5,000,000         5,176,100
       Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ...................................        29,000,000        29,164,720
       Veterans Bonds, Series BD, BE, and BF, 6.55%, 2/01/25 ...................................        10,570,000        10,629,721
       Veterans Bonds, Series BD, BE, and BF, AMBAC Insured, 6.20%, 2/01/16 ....................        11,500,000        11,641,910
       Veterans Bonds, Series BD, BE, and BF, AMBAC Insured, 6.375%, 2/01/27 ...................        45,000,000        45,575,100
       Veterans Bonds, Series BH, 5.50%, 12/01/18 ..............................................        44,250,000        44,688,075
       Veterans Bonds, Series BH, 5.60%, 12/01/32 ..............................................        50,060,000        50,387,392
       Veterans Bonds, Series BH, FSA Insured, 5.50%, 12/01/24 .................................        16,440,000        16,529,598
       Veterans Bonds, Series BM, 5.45%, 12/01/25 ..............................................        36,635,000        36,874,959
       Veterans Bonds, Series BN, 5.375%, 12/01/21 .............................................        24,870,000        25,014,992
       Veterans Bonds, Series BN, 5.45%, 12/01/28 ..............................................        21,575,000        21,697,546
   California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ................        13,015,000        13,627,876
   California State Local Government Finance Authority Revenue, Marin Valley, Series A, FSA
     Insured, 5.85%, 10/01/27 ..................................................................         6,735,000         7,359,604
   California State Public Works Board Lease Revenue,
       California Science Center, Series A, 5.25%, 10/01/22 ....................................         8,645,000         8,786,000
       California State University, Various Projects, Series A, 6.30%, 10/01/04 ................         5,250,000         5,550,405
       California State University, Various Projects, Series A, Pre-Refunded, 6.50%, 10/01/06 ..        10,695,000        11,356,379
       Department of Corrections, California State Prison at Coalinga, Series B, MBIA Insured,
         5.375%, 12/01/19 ......................................................................        15,250,000        15,605,020
       Department of Corrections, Corcoran II Facility, Series A, AMBAC Insured, 5.25%, 1/01/21         17,405,000        17,734,651
       Department of Justice Building, Series A, FSA Insured, 5.625%, 5/01/20 ..................         5,000,000         5,218,000
       Trustees California State University, Refunding, Series A, 5.00%, 10/01/19 ..............         7,500,000         7,570,275
       University of California, Various Projects, Refunding, Series A, 5.50%, 6/01/21 .........        14,000,000        14,376,460
       University of California, Various Projects, Refunding, Series A, 5.00%, 6/01/23 .........        23,175,000        22,991,686
       University of California, Various Projects, Series B, 5.50%, 6/01/19 ....................        13,000,000        13,398,060
       University of California, Various Projects, Series B, Pre-Refunded, 6.625%, 12/01/14 ....         7,415,000         8,470,970
       Various California Community Colleges, Refunding, Series A, 5.90%, 4/01/17 ..............         8,320,000         8,948,410
   California State University at Channel Islands Financing Authority Revenue, East Campus
     Community, Series A, MBIA Insured, 5.00%, 9/01/31 .........................................        11,000,000        10,965,680
   California Statewide CDA,
       COP, California Lutheran Homes, ETM, 5.75%, 11/15/15 ....................................         5,000,000         5,477,800
       COP, Catholic Healthcare West, 6.50%, 7/01/20 ...........................................         7,990,000         8,468,122
       COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ...................................        37,685,000        37,855,336
       COP, FSA Insured, 5.50%, 8/15/31 ........................................................         9,000,000         9,430,200
       COP, Kaiser Permanente, 5.30%, 12/01/15 .................................................        32,200,000        33,808,712
       COP, MBIA Insured, 5.00%, 4/01/18 .......................................................         7,000,000         7,072,380
       COP, MBIA Insured, 5.125%, 4/01/23 ......................................................         6,000,000         6,059,640
       COP, St. Joseph Health System, Refunding, 5.125%, 7/01/17 ...............................         5,000,000         4,986,200

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   California Statewide CDA, (cont.)
       COP, St. Joseph Health System, Refunding, 5.25%, 7/01/21 ................................   $    16,250,000   $    16,110,575
       COP, The Internext Group, 5.375%, 4/01/17 ...............................................         5,000,000         4,992,150
       COP, The Internext Group, 5.375%, 4/01/30 ...............................................        40,980,000        39,448,987
       Lease Revenue, Oakland Convention Center Project, Refunding, AMBAC Insured, 5.50%,
         10/01/14 ..............................................................................        10,000,000        10,329,900
       Lease Revenue, Special Facilities, United Airlines, Los Angeles, 5.625%, 10/01/34 .......        75,805,000        55,668,160
       Lease Revenue, Special Facilities, United Airlines, Series A, 5.70%, 10/01/33 ...........        62,325,000        46,423,400
       MFHR, Borregas Court Project, Series J, GNMA Secured, 6.30%, 3/20/39 ....................         7,453,000         8,027,179
       MFHR, Series E, FNMA Insured, 6.40%, 6/01/28 ............................................         8,000,000         8,430,960
       Water and Wastewater Revenue, Pooled Financing Program, Series B, FSA Insured, 5.65%,
         10/01/26 ..............................................................................         5,000,000         5,350,650
       Water Revenue, Refunding, Series A, 6.10%, 7/01/21 ......................................         4,615,000         4,845,289
   California Statewide CDA Revenue,
       COP, Catholic Healthcare West, Obligated, MBIA Insured, 5.50%, 7/01/23 ..................        11,240,000        11,552,360
       COP, CHFCLP Insured Health Facilities, AIDS Project, California Mortgage Insured, Series
         A, 6.25%, 8/01/22 .....................................................................         2,590,000         2,698,443
       COP, CHFCLP Insured Health Facilities, Eskaton Properties, California Mortgage Insured,
         Pre-Refunded,  6.75%, 5/01/21 .........................................................         9,600,000        10,042,752
       COP, CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured, Pre-Refunded,
         ETM, 5.75%, 10/01/25 ..................................................................        36,000,000        40,344,840
       COP, CHFCLP Insured Hospital, Triad Health Care, AMBAC Insured, Pre-Refunded, 6.50%,
         8/01/22 ...............................................................................        80,230,000        84,665,114
       COP, CHFCLP Insured Hospital, Triad Health Care, Refunding, California Mortgage Insured,
         ETM, 6.25%, 8/01/06 ...................................................................         2,000,000         2,199,020
       COP, CHFCLP Insured Retirement Housing Foundation, California Mortgage Insured,
         Pre-Refunded, 6.625%, 4/15/12 .........................................................         7,000,000         7,300,510
       COP, CHFCLP Insured Retirement Housing Foundation, California Mortgage Insured,
         Pre-Refunded, 6.75%, 4/15/22 ..........................................................        16,000,000        16,697,440
       COP, CHFCLP Insured, ETM, 5.90%, 8/01/21 ................................................         4,000,000         4,373,800
       COP, Familiesfirst Inc., California Mortgage Insured, Pre-Refunded, 7.25%, 12/01/22 .....         5,120,000         5,937,254
       COP, Gemological Institute, Connie Lee Insured, 6.00%, 5/01/15 ..........................         5,365,000         5,851,981
       COP, Gemological Institute, Connie Lee Insured, 6.00%, 5/01/20 ..........................         3,775,000         4,071,413
       COP, Salk Institute, Connie Lee Insured, 6.20%, 7/01/24 .................................         7,065,000         7,649,205
       COP, Sisters Charity Leavenworth, 5.00%, 12/01/23 .......................................        11,375,000        11,150,230
       COP, Southern California Development Corp., 6.10%, 12/01/15 .............................         2,255,000         2,472,968
       COP, St. Joseph Health System Group, Pre-Refunded, 6.625%, 7/01/21 ......................        12,500,000        14,085,125
       COP, Sutter Health Obligated Group, MBIA Insured, 5.50%, 8/15/22 ........................        25,520,000        26,794,724
       COP, Sutter Health Obligated Group, Refunding, AMBAC Insured, 6.00%, 8/15/09 ............         6,465,000         6,782,949
       COP, Sutter Health Obligated Group, Refunding, AMBAC Insured, 6.125%, 8/15/22 ...........         9,330,000         9,765,618
       COP, Sutter Health Obligated Group, Refunding, MBIA Insured, 5.50%, 8/15/23 .............        14,000,000        14,400,960
       Los Angeles Orthopedic Hospital Foundation, AMBAC Insured, 5.75%, 6/01/30 ...............        10,000,000        10,784,000
   California Valley HFAR, Home Mortgage, MBIA Insured, 5.65%, 2/01/27 .........................        20,000,000        20,303,400
   Camarillo COP, Capital Improvement Corp., ETM, 7.625%, 4/01/08 ..............................         3,395,000         3,880,723
   Campbell Housing Facility Revenue, San Tomas Gardens Project, Series A, 6.625%, 10/20/34 ....         5,615,000         5,855,378
   Camrosa Water District COP, Water System Improvement Projects, MBIA Insured, 6.00%, 1/15/20 .         5,120,000         5,558,067
   Capistrano Bay Park and Recreation District COP, Special Lease Finance, Series Q, 6.35%,
     8/01/12 ...................................................................................         2,800,000         2,826,908
   Carson RDA, Project Area No. 1, Refunding, Series 1992, 6.375%,
       10/01/12 ................................................................................         3,965,000         4,156,073
       10/01/16 ................................................................................         1,565,000         1,633,328

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Castaic Lake Water Agency COP, Water System Improvement Project, Refunding, Series A, MBIA
     Insured,
       6.125%, 8/01/15 .........................................................................   $    11,540,000   $    12,609,873
       6.00%, 8/01/18 ..........................................................................         5,345,000         5,786,337
   Cathedral City PFAR, Tax Allocation, Redevelopment Projects, Refunding, Series A, MBIA
     Insured, 5.70%, 8/01/24 ...................................................................        11,210,000        11,829,913
   Central California Joint Powers Health Financing Authority COP, Community Hospitals of
     Central California,
       6.00%, 2/01/20 ..........................................................................         5,000,000         5,285,850
       5.625%, 2/01/21 .........................................................................         3,750,000         3,801,000
       6.00%, 2/01/30 ..........................................................................        20,000,000        21,074,200
       5.75%, 2/01/31 ..........................................................................         8,000,000         8,123,760
   Chaffey Community College District COP, Pre-Refunded, 7.40%, 11/01/14 .......................         5,000,000         5,802,550
   Chaffey UHSD, GO, Series B, FGIC Insured, 5.00%, 8/01/25 ....................................         5,000,000         5,018,950
   Chico PFAR, Southeast Chico Redevelopment Project, Series A, FGIC Insured, 6.625%, 4/01/21 ..         1,955,000         1,984,325
   Chico RDAR, COP, Insured Health Facilities, Sierra Sunrise Lodge,
       6.80%, 2/01/11 ..........................................................................         4,110,000         4,175,513
       6.75%, 2/01/21 ..........................................................................         2,800,000         2,846,340
   Chino RDA, Tax Allocation, Central City Redevelopment Project, 7.00%, 9/01/22 ...............         9,980,000        10,582,592
   Chino USD, COP, Land Acquisition, Series A, FSA Insured,
       6.60%, 9/01/14 ..........................................................................           420,000           467,796
       6.70%, 9/01/29 ..........................................................................         2,880,000         3,215,779
(c)Claremont RDA, Tax Allocation, Consolidated Redevelopment Project, Refunding., 5.50%,
     8/01/23 ...................................................................................         4,950,000         4,970,939
     Clayton 1915 Act, Limited Obligation, Contra Costa County, Oakhurst Country Club,
       8.20%, 9/02/02 ..........................................................................            55,000            56,247
       8.25%, 9/02/03 ..........................................................................            55,000            57,152
       8.30%, 9/02/04 ..........................................................................            80,000            83,094
       8.30%, 9/02/05 ..........................................................................            90,000            93,443
       8.35%, 9/02/06 ..........................................................................            85,000            88,370
       8.35%, 9/02/07 ..........................................................................           110,000           114,069
       8.375%, 9/02/08 .........................................................................           115,000           119,217
       8.375%, 9/02/09 .........................................................................           130,000           134,706
       8.40%, 9/02/10 ..........................................................................            15,000            15,543
       8.40%, 9/02/11 ..........................................................................           130,000           134,681
       8.40%, 9/02/12 ..........................................................................           150,000           155,402
       8.40%, 9/02/13 ..........................................................................           170,000           176,122
   Coachella Valley COP, ID No. 71, Storm Water District, Flood Control Project, Pre-Refunded,
     6.75%, 10/01/12 ...........................................................................         3,000,000         3,192,870
   Coachella Valley USD, COP, 8.25%, 9/01/12 ...................................................         5,930,000         6,089,695
   Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18 .............................         1,555,000         1,584,156
   Commerce Joint Powers Financing Authority Lease Revenue, Community Center, Series A, 6.25%,
     10/01/22 ..................................................................................         4,000,000         4,259,120
   Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%, 7/01/10 .........        28,545,000        31,749,462
   Compton COP, Civic Center and Capital Improvement, Refunding, Series A, 5.50%, 9/01/15 ......         5,000,000         5,145,000
   Compton CRDA, Tax Allocation, Series 1, FSA Insured, 6.75%, 8/01/13 .........................         6,150,000         6,849,993
   Compton Sewer Revenue, Pre-Refunded, 6.75%, 7/01/23 .........................................         4,535,000         4,956,846
   Concord RDA, Tax Allocation, Central Concord Redevelopment Project, Refunding, Sub Series A,
     6.00%, 7/01/19 ............................................................................         8,395,000         8,715,521
   Contra Costa County COP, Merrithew Memorial Hospital Project, Refunding, MBIA Insured,
     5.50%, 11/01/22 ...........................................................................        11,000,000        11,608,080
   Contra Costa County MFHR, Byron Park Project, Refunding, Series C, GNMA Secured, 6.40%,
     1/20/31 ...................................................................................         5,930,000         6,273,406

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Contra Costa Transportation Authority Revenue, Sales Tax, Series A,
       ETM, 6.875%, 3/01/07 ....................................................................   $    13,900,000   $    15,733,827
       FGIC Insured, ETM, 6.50%, 3/01/09 .......................................................         1,000,000         1,149,230
   Corcoran Hospital District Revenue, Series A, 6.55%, 7/01/12 ................................         1,110,000         1,151,103
   Corona 1915 Act,
       AD No. 79-2 and 80-1, Refunding, 8.10%, 9/02/02 .........................................         1,300,000         1,334,190
       AD No. 79-2 and 80-1, Refunding, 8.10%, 9/02/03 .........................................         1,390,000         1,452,397
       AD No. 79-2 and 80-1, Refunding, 8.10%, 9/02/04 .........................................         1,515,000         1,582,039
       AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/02 ...................................           755,000           773,188
       AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/03 ...................................           810,000           845,543
       AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/04 ...................................           885,000           919,692
   Corona COP,
       Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ........................        15,000,000        20,913,750
    (a)Vista Hospital System, Refunding, Series C, 7.315%, 7/01/20 .............................        22,325,000         8,260,250
   Corona RDA, Tax Allocation, Redevelopment Project Area A, Refunding, Series A, FGIC Insured,
     6.25%, 9/01/16 ............................................................................         3,000,000         3,330,120
   Corona-Norco USD, Lease Revenue, Land Acquisition, Series A, FSA Insured, 6.00%, 4/15/29 ....        18,435,000        20,821,042
   CSAC Finance Corp. COP, Sutter County, Health Facilities Program, 7.80%, 1/01/21 ............         2,100,000         2,115,057
   Culver City USD, GO, MBIA Insured, 5.75%, 8/01/36 ...........................................         5,000,000         5,414,300
   Cupertino COP, Refunding,
       Series A, 5.75%, 1/01/16 ................................................................         5,000,000         5,206,250
       Series B, 6.25%, 7/01/10 ................................................................         3,535,000         3,690,045
   Desert Hot Springs RDA, Tax Allocation, Redevelopment Project No. 2, Series A, 6.625%,
     9/01/20 ...................................................................................         1,230,000         1,283,726
   Desert Sands USD, COP, Capital Projects, FSA Insured, 6.45%, 3/01/20 ........................         6,820,000         7,158,272
   Duarte COP,
       City Civic Center, Refunding, 7.00%, 6/15/22 ............................................         5,370,000         5,654,395
       Refunding, Series A, 5.25%, 4/01/24 .....................................................         5,000,000         4,883,900
       Series A, 5.25%, 4/01/19 ................................................................         5,000,000         4,915,750
       Series A, 5.25%, 4/01/31 ................................................................        12,500,000        11,993,750
   East Bay MUD,
       Wastewater System Revenue, sub., MBIA Insured, 5.00%, 6/01/38 ...........................        23,115,000        22,997,807
       Water System Revenue, sub., MBIA Insured, 5.00%, 6/01/38 ................................        37,620,000        37,429,267
       Water System Revenue, sub., Refunding, 6.00%, 6/01/20 ...................................        15,100,000        15,718,345
   East Side UHSD, Santa Clara County, Series D, FGIC Insured, 5.80%, 9/01/21 ..................         7,100,000         7,553,264
   Eastern Municipal Water District, Water and Sewer Revenue COP, Series B, FGIC Insured,
     5.00%, 7/01/30 ............................................................................        31,370,000        31,415,487
   El Cajon RDA, Tax Allocation, Redevelopment Project, Refunding, AMBAC Insured, 5.35%,
     10/01/22 ..................................................................................        10,285,000        10,643,124
   El Camino Hospital District Revenue, Refunding, Series A, ETM, 7.25%, 8/15/09 ...............         8,945,000        10,501,162
   El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center Project,
     5.25%, 3/01/26 ............................................................................         8,500,000         8,651,215
   El Dorado County Special Tax, CFD No. 1992-1, 6.25%, 9/01/29 ................................        19,875,000        20,107,736
   Emeryville PFAR .............................................................................         3,115,000         3,309,220
       Housing Increment Loan, 6.20%, 9/01/25
       Shellmound Park Redevelopment and Housing Project, Series B, MBIA Insured, 5.00%,
         9/01/28 ...............................................................................        20,000,000        20,038,000
   Empire USD COP, Garst School Supplies Financing Project, Pre-Refunded, 6.75%, 12/01/17 ......         1,165,000         1,196,676
   Empire USD, Special Tax, CFD No. 1987-1, Refunding, Series A, MBIA Insured, 6.50%, 10/01/17 .         2,700,000         2,856,168
   Escondido COP, Wastewater Project, Refunding, AMBAC Insured,
       5.70%, 9/01/26 ..........................................................................        13,465,000        14,283,672
       5.80%, 9/01/26 ..........................................................................           400,000           433,524

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Fairfield PFAR, Fairfield Redevelopment Projects, Series A, 7.80%, 8/01/19 ..................   $     2,145,000   $     2,159,951
   Fillmore COP, Water System Improvement Project, AMBAC Insured, 7.70%, 5/01/19 ...............         2,590,000         2,971,300
   Folsom PFAR, Local Agency, 8.00%, 10/01/18 ..................................................         7,480,000         7,527,573
   Fontana PFAR, Tax Allocation, North Fontana Redevelopment,
       Series B, 6.30%, 1/15/24 ................................................................         1,905,000         1,964,531
       sub. lien, Series A, Pre-refunded, 7.65%, 12/01/09 ......................................         2,000,000         2,057,240
       sub. lien, Series A, Pre-refunded, 7.75%, 12/01/20 ......................................        11,005,000        11,321,724
   Fontana RDA, Tax Allocation, Jurupa Hills Redevelopment Project,
       Refunding, Series A, 5.50%, 10/01/27 ....................................................        12,500,000        12,596,375
       Series A, Pre-Refunded, 7.10%, 10/01/23 .................................................        10,000,000        10,672,000
   Fontana USD, GO, Convertible Capital Appreciation, Series D, FGIC Insured, 5.80%, 5/01/17 ...         5,000,000         5,420,050
   Foothill/Eastern Corridor Agency Toll Road Revenue,
       Refunding, MBIA Insured, 5.75%, 1/15/40 .................................................       395,510,000       406,916,508
       senior lien, Series A, 5.00%, 1/01/35 ...................................................        15,955,000        15,043,172
       senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 .....................................       108,175,000       125,560,886
       senior lien, Series A, Pre-Refunded, 6.00%, 1/01/34 .....................................       125,995,000       143,222,296
   Fort Bragg RDAR, Tax Allocation, Fort Bragg Redevelopment Project, Series A,
     6.875%, 5/01/18 ...........................................................................         1,900,000         1,998,838
   Fortuna and Susanville Cities COP, Series B, 7.375%, 9/01/17 ................................         2,000,000         2,052,620
   Fresno County COP, American Avenue Landfill Project,
       ETM, 8.00%, 11/01/01 ....................................................................           345,000           346,525
       Pre-Refunded, 8.25%, 11/01/13 ...........................................................         7,185,000         7,433,026
   Fresno Health Facilities Revenue, Holy Cross Health Systems Corp., MBIA Insured, 5.625%,
     12/01/15 ..................................................................................         5,000,000         5,242,150
   Fresno RDAR, Tax Allocation, Mariposa Redevelopment Project, Series A, 6.625%, 2/01/23 ......         1,505,000         1,542,520
   Glendale USD, COP, Series A, AMBAC Insured, 6.00%, 3/01/19 ..................................         7,250,000         7,793,460
   Guam Power Authority Revenue, Refunding, Series A, 5.25%, 10/01/34 ..........................        10,000,000         9,740,000
   Hawaiian Gardens RDA, Tax Allocation, Project No. 1, Refunding,
       6.35%, 12/01/33 .........................................................................        13,000,000        13,530,790
       ETM, 8.00%, 12/01/10 ....................................................................         6,155,000         7,352,640
   Health Facilities Financing Authority Revenue, Kaiser Permanente, Series C, 5.60%, 5/01/33 ..        10,000,000        10,115,600
   Helix Water District COP, Installment Purchase, Series A, FSA Insured, 5.25%, 4/01/24 .......         8,925,000         9,177,399
   Hemet USD, COP, Series 1991, Pre-Refunded, 8.00%, 12/01/13 ..................................         4,000,000         4,116,360
   Hemet Valley Hospital District Revenue COP, Hemacinto Community Corp. Project, Series A,
     7.75%, 5/01/19 ............................................................................         2,400,000         2,401,320
   Hesperia PFAR, Highway and Street Improvement, Series A, 6.10%, 10/01/10 ....................         1,600,000         1,743,712
   Hollister RDA, Tax Allocation, Community Development Project, Series B, FSA Insured,
       6.625%, 10/01/07 ........................................................................         1,905,000         1,982,648
       6.75%, 10/01/13 .........................................................................         1,495,000         1,556,848
   Huntington Beach PFAR, Huntington Beach Redevelopment Projects, Refunding, 7.00%, 8/01/24 ...         2,630,000         2,727,836
   Huntington Park PFA, Local Agency Revenue, Refunding, Series A, MBIA Insured,
     6.45%, 9/01/22 ............................................................................        10,000,000        10,987,200
   Imperial COP,
       Wastewater System Refining Program, Refunding, Series B, 5.85%, 10/15/16 ................         1,820,000         1,876,784
       Wastewater System Refining Program, Refunding, Series B, 5.875%, 10/15/20 ...............         3,175,000         3,274,092
       Water System Refining Program, Refunding, Series A, 5.85%, 10/15/16 .....................         2,625,000         2,706,900
       Water System Refining Program, Refunding, Series A, 5.875%, 10/15/20 ....................         4,535,000         4,676,537
   Industry COP, Refunding, 6.625%, 6/01/06 ....................................................        11,380,000        12,933,256
   Industry Urban Development Agency Tax Allocation, Transportation District No. 3 Project,
     Refunding, 6.90%, 11/01/07 ................................................................         5,860,000         6,108,464
   Inglewood PFAR, La Cinega Redevelopment Project, Series A, AMBAC Insured, 6.00%, 5/01/16 ....         7,410,000         7,683,133

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing
     Project, Series B, FSA Insured,
       ETM, 6.25%, 8/01/11 .....................................................................   $     5,000,000   $     5,785,750
       Pre-Refunded, 6.00%, 8/01/16 ............................................................         5,000,000         5,736,350
   Intercommunity Hospital Financing Authority COP, Northbay Healthcare System, Refunding,
     American Capital Access Insured, 5.25%, 11/01/19 ..........................................        10,550,000        10,428,253
   Irwindale CRDA, Tax Allocation,
       Individual Development Project, Pre-Refunded, 6.60%, 8/01/18 ............................         1,630,000         1,877,075
       Individual Development Project, Pre-Refunded, 6.625%, 8/01/26 ...........................         9,100,000        10,569,377
       senior lien, Refunding, FSA Insured, 5.75%, 8/01/26 .....................................        10,220,000        11,085,941
   John C. Fremont Hospital District Health Facilities Revenue, 6.75%, 6/01/23 .................         1,760,000         1,922,906
   Keppel USD, Special Tax, CFD No. 91-1, Series A, 7.40%, 9/01/16 .............................         2,000,000         2,131,880
   Kern County Board of Education COP, Refunding, Series A, MBIA Insured, 5.20%, 5/01/28 .......         8,685,000         8,822,744
   Kern County Housing Authority RRMR, Series A, 9.875%, 9/01/08 ...............................           645,000           648,277
   Kern County Housing Authority SFMR, Series A, GNMA Secured,
       7.55%, 12/01/07 .........................................................................           205,000           211,466
       7.65%, 12/01/12 .........................................................................           295,000           303,425
       7.70%, 12/01/23 .........................................................................         1,360,000         1,387,486
       7.50%, 10/01/24 .........................................................................           720,000           732,701
   La Mirada RDA, Tax Allocation, Housing, Refunding, Series A, FSA Insured, 5.875%, 8/15/25 ...         7,100,000         7,627,672
   La Mirada SFMR, MBS, Series A, 7.65%, 4/01/24 ...............................................         1,155,000         1,188,195
   La Palma Community Development Commission Tax Allocation, La Palma Community Development
     Project No. 1,
       7.10%, 6/01/21 ..........................................................................         4,945,000         5,063,729
       6.10%, 6/01/22 ..........................................................................         2,355,000         2,417,502
   Lake Arrowhead Community Services District COP, FGIC Insured, 6.50%, 6/01/15 ................         6,430,000         6,722,951
   Lake Elsinore PFA, Tax Allocation Revenue,
       Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.80%, 9/01/25 .............         6,750,000         7,058,003
       Series A, 5.50%, 9/01/30 ................................................................        13,050,000        12,609,824
   Lake Elsinore USD, COP, Pre-Refunded, 6.90%, 2/01/20 ........................................         5,150,000         5,550,619
   Lakewood RDA, Tax Allocation, Redevelopment Project No.1, Refunding, Series A, FSA Insured,
     6.50%, 9/01/17 ............................................................................         6,705,000         7,065,327
   Lancaster COP, School District Project, FSA Insured, Pre-Refunded,
       6.95%, 3/01/12 ..........................................................................         2,640,000         2,822,582
       7.00%, 3/01/22 ..........................................................................         3,555,000         3,801,575
   Lancaster RDA,
       RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16 ................................             5,000             5,037
       Tax Allocation, Amargosa Redevelopment Project, Refunding, MBIA Insured, 6.85%, 2/01/19 .         3,465,000         3,566,178
       Tax Allocation, Combined Redevelopment Project Areas, Housing Program, MBIA Insured,
         5.80%, 8/01/23 ........................................................................         9,125,000         9,592,565
       Tax Allocation, Combined Redevelopment Project Areas, Sheriff's Program, MBIA Insured,
         5.70%, 8/01/23 ........................................................................        13,140,000        13,647,992
   Lemon Grove CDA, Tax Allocation, 1998 Refunding, 5.75%, 8/01/28 .............................         8,115,000         8,323,150
   Lemoore Financing Authority Lease Revenue, Water and Wastewater System Improvement Project,
     AMBAC Insured, 6.20%, 12/01/20 ............................................................         4,400,000         4,970,152
   Lemoore RDA, Tax Allocation, Refunding, 6.85%, 8/01/25 ......................................         6,105,000         6,689,493
   Liberty UHSD, Series A, FSA Insured, 6.20%, 8/01/19 .........................................         2,745,000         3,070,063
   Little Lake City School District COP, Refunding, Series A,
       6.15%, 6/01/06 ..........................................................................           280,000           284,136
       6.20%, 6/01/07 ..........................................................................           300,000           304,356

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Little Lake City School District COP, Refunding, Series A, (cont.)
       6.25%, 6/01/08 ..........................................................................   $       315,000   $       319,545
       6.25%, 6/01/09 ..........................................................................           335,000           339,834
       6.25%, 6/01/10 ..........................................................................           355,000           360,140
(c)Livermore-Amador Valley Water Management Agency Sewer Revenue, Series A, AMBAC Insured,
     5.00%, 8/01/31 ............................................................................        15,850,000        15,873,300
   Local Medical Facilities Financing Authority COP, Insured California Health Clinic Project,
     7.55%, 3/01/20 ............................................................................         4,325,000         4,381,225
   Local Medical Facilities Financing Authority II COP, Insured California Health Clinic
     Project, 7.55%, 11/01/20 ..................................................................         2,170,000         2,198,687
   Local Medical Facilities Financing Authority III COP, Insured California Health Clinic
     Project, 6.90%, 7/01/22 ...................................................................         3,340,000         3,463,613
   Loma Linda Hospital Revenue, Loma Linda University Medical Center, Refunding,
       Series A, AMBAC Insured, 6.55%, 12/01/18 ................................................        11,525,000        12,207,741
       Series B, MBIA Insured, 5.00%, 12/01/22 .................................................         8,000,000         8,008,400
   Long Beach Board Financial Authority Lease Revenue, Aquarium of the South Pacific,
     Refunding, AMBAC Insured, 5.00%, 11/01/26 .................................................        20,000,000        20,049,800
   Long Beach California Board Finance Authority Lease Revenue, Temple and Willow Facility,
     Refunding, Series B, MBIA Insured, 5.00%, 10/01/27 ........................................        14,935,000        14,967,110
   Long Beach Harbor Revenue, MBIA Insured,
       5.375%, 5/15/20 .........................................................................        12,000,000        12,276,240
       5.25%, 5/15/25 ..........................................................................        10,500,000        10,626,525
   Long Beach HMR, Series A, 9.60%, 11/01/14 ...................................................           985,000           995,077
   Long Beach USD, COP, Los Angeles County Schools, Series A, 6.30%, 12/01/12 ..................         3,735,000         3,983,191
   Los Angeles Community College District COP, Series A, Refunding, FSA Insured, 6.00%, 8/15/20          4,330,000         4,539,096
   Los Angeles Community College District GO, Series A, MBIA Insured, 5.00%, 6/01/26 ...........        67,275,000        67,477,498
   Los Angeles COP, Department of Public Social Services, Series A, AMBAC Insured, 5.50%,
       8/01/24 .................................................................................         4,000,000         4,224,320
       8/01/31 .................................................................................         5,000,000         5,267,500
   Los Angeles County Capital Assets Leasing Corp. Leasehold Revenue, Refunding, AMBAC Insured,
     6.00%, 12/01/16 ...........................................................................         6,000,000         6,328,800
   Los Angeles County COP,
       Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%, 11/01/33 ....................         8,000,000         8,185,200
       CHFCLP Insured Health Clinic Program, Behavioral Health Service, Refunding, Series F,
         5.875%, 1/01/21 .......................................................................         7,520,000         8,172,059
       CHFCLP Insured Health Clinic Program, Series A, 7.30%, 1/01/21 ..........................         1,010,000         1,030,705
       CHFCLP Insured Health Clinic Program, Series B, 7.05%, 8/01/21 ..........................         3,710,000         3,776,224
       CHFCLP Insured Health Clinic Program, Series C, 6.90%, 1/01/22 ..........................           800,000           822,704
       Disney Parking Project, Pre-Refunded, 6.50%, 3/01/23 ....................................        12,060,000        12,974,872
       Marina del Rey, Series A, 6.50%, 7/01/08 ................................................        21,615,000        22,926,166
       Retirement Housing Foundation, Refunding, 6.625%, 4/15/12 ...............................         3,400,000         3,547,832
       Retirement Housing Foundation, Refunding, 6.75%, 4/15/22 ................................         7,665,000         8,003,333
       Series 1992, 6.625%, 7/01/22 ............................................................         1,000,000         1,039,380
   Los Angeles County MTA, Sales Tax Revenue,
       Proposition A, First Tier, Refunding, Senior Series A, AMBAC Insured, 5.00%, 7/01/26 ....        13,000,000        13,035,490
       Proposition A, First Tier, Refunding, Senior Series A, MBIA Insured, 5.25%, 7/01/27 .....         7,840,000         8,008,874
       Proposition A, Refunding, Senior Series A, FSA Insured, 5.00%, 7/01/24 ..................         5,000,000         5,024,400
       Proposition A, Refunding, Series A, FGIC Insured, 5.00%, 7/01/21 ........................       118,800,000       119,026,908
       Proposition A, Refunding, Series A, MBIA Insured, 5.625%, 7/01/18 .......................        10,060,000        10,581,108
       Proposition A, Second Tier, MBIA Insured, Pre-Refunded, 6.00%, 7/01/26 ..................        12,200,000        13,953,384
       Proposition C, Second Senior Series A, AMBAC Insured, 5.00%, 7/01/25 ....................        58,000,000        58,093,380

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Los Angeles County Public Works Financing Authority Revenue, Multiple Capital Facilities
     Project, Series B, AMBAC Insured, 5.125%, 12/01/29 ........................................   $    26,905,000   $    27,162,212
   Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
     Series A, MBIA Insured,
       5.25%, 10/01/19 .........................................................................        30,000,000        30,594,600
       5.00%, 10/01/23 .........................................................................        40,050,000        40,102,466
   Los Angeles County SFMR, Issue A, GNMA Secured,
       7.875%, 8/01/16 .........................................................................           430,000           442,504
       8.00%, 3/01/17 ..........................................................................           465,000           470,706
   Los Angeles County Transportation Commission Lease Revenue, FSA Insured, 7.375%, 12/15/06 ...         8,908,000         9,085,180
   Los Angeles County Transportation Commission Sales Tax Revenue, Proposition C, Second
     Senior, Series A, MBIA Insured, Pre-Refunded, 6.625%, 7/01/09 .............................        29,590,000        31,148,505
   Los Angeles CRDA,
       Financing Authority Revenue, Pooled Financing, Beacon Normandie, Series B, 6.625%,
         9/01/14 ...............................................................................         7,130,000         7,536,695
       MFHR, Angelus Plaza Project, Refunding, Series A, 6.40%, 7/01/23 ........................         6,000,000         6,218,820
       Tax Allocation, Bunker Hill, Refunding, Series H, FSA Insured, 5.625%, 12/01/18 .........        20,000,000        20,841,400
       Tax Allocation, Bunker Hill, Refunding, Series H, FSA Insured, 5.625%, 12/01/23 .........        50,090,000        52,049,521
       Tax Allocation, Bunker Hill, Refunding, Series H, FSA Insured, 5.60%, 12/01/28 ..........        27,900,000        28,709,658
       Tax Allocation, Series G, ETM, 6.75%, 7/01/10 ...........................................         8,060,000         8,147,854
   Los Angeles Department of Airports Revenue, Ontario International Airport, Series A, FGIC
     Insured, 6.00%, 5/15/26 ...................................................................        10,000,000        10,821,500
   Los Angeles Department of Water and Power Electric Plant Revenue,
       5.875%, 9/01/30 .........................................................................        27,880,000        29,633,161
       MBIA Insured, 6.00%, 2/01/28 ............................................................         9,060,000         9,342,245
       MBIA Insured, 5.875%, 9/01/30 ...........................................................        34,400,000        36,681,961
       MBIA Insured, Pre-Refunded, 5.375%, 9/01/23 .............................................        62,955,000        64,565,326
       Pre-Refunded, 6.375%, 2/01/20 ...........................................................         8,245,000         8,522,032
       Pre-Refunded, 6.00%, 2/01/28 ............................................................         8,290,000         8,558,513
       Refunding, Second Issue, 5.40%, 11/15/31 ................................................        14,500,000        14,804,355
       Series 1993, 6.125%, 1/15/33 ............................................................        52,000,000        55,508,960
   Los Angeles Department of Water and Power Waterworks Revenue, Refunding, Series 1993, 5.80%,
     4/15/24 ...................................................................................        10,520,000        11,071,038
   Los Angeles Harbor Department Revenue,
       Refunding, Series A, AMBAC Insured, 5.00%, 8/01/25 ......................................        15,000,000        15,056,850
       Series B, 6.125%, 8/01/18 ...............................................................        24,810,000        27,329,952
       Series B, 6.20%, 8/01/22 ................................................................        59,835,000        65,748,493
       Series B, 5.375%, 11/01/23 ..............................................................         7,460,000         7,642,546
       Series B, MBIA Insured, 6.20%, 8/01/25 ..................................................        35,690,000        39,464,931
   Los Angeles HMR, Series 1985, 9.00%, 6/15/18 ................................................            50,000            50,028
   Los Angeles MFHR, Refunding, Senior Series G, FSA Insured, 5.75%, 1/01/24 ...................         7,330,000         7,469,930
   Los Angeles Municipal Improvement Corp. Lease Revenue, Central Library Project, Refunding,
     Series A, 6.30%, 6/01/18 ..................................................................         3,000,000         3,102,840
   Los Angeles USD,
       COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.50%, 6/01/04 ....................         3,040,000         3,185,555
       COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.60%, 6/01/05 ....................         1,145,000         1,200,567
       COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.60%, 6/01/06 ....................         3,610,000         3,785,193
       COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.625%, 6/01/08 ...................         8,505,000         8,919,108
       COP, Land Acquisition Program I, Series A, FSA Insured, 5.25%, 4/01/21 ..................         8,180,000         8,236,606
       Series B, FGIC Insured, 5.00%, 7/01/23 ..................................................         5,000,000         5,024,250

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Los Angeles Wastewater System Revenue,
       Series A, FGIC Insured, 5.00%, 6/01/28 ..................................................   $     8,245,000   $     8,261,655
       Refunding, Series A, FGIC Insured, 6.00%, 12/01/12 ......................................        15,000,000        15,386,100
       Refunding, Series A, FGIC Insured, 6.00%, 12/01/18 ......................................        25,665,000        26,308,935
       Refunding, Series A, MBIA Insured, 5.70%, 6/01/20 .......................................        64,445,000        67,232,246
       Refunding, Series A, MBIA Insured, 5.80%, 6/01/21 .......................................        35,505,000        37,255,397
       Refunding, Series C, MBIA Insured, 5.60%, 6/01/20 .......................................        20,000,000        20,734,800
       Refunding, Series D, FGIC Insured, 6.00%, 11/01/14 ......................................         8,000,000         8,640,320
       Series A, MBIA Insured, 5.875%, 6/01/24 .................................................        45,400,000        48,176,664
       Series B, AMBAC Insured, 6.00%, 6/01/22 .................................................        10,650,000        11,078,876
       Series B, MBIA Insured, 5.70%, 6/01/23 ..................................................        75,720,000        79,269,754
   Los Angeles Water and Power Revenue, Power System,
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/24 .......................................         2,000,000         2,007,500
       Series A, 5.25%, 7/01/24 ................................................................         5,000,000         5,096,200
   Los Banos USD, COP, Series B, MBIA Insured, 6.50%, 8/01/16 ..................................         5,000,000         5,630,800
   Lynwood PFA, Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.90%,
     9/01/28 ...................................................................................         6,470,000         7,098,949
   Lynwood RDA, Tax Allocation, Project Area, Series A, Pre-Refunded, 6.50%, 7/01/13 ...........         5,820,000         6,277,859
   Madera County COP, Valley Children's Hospital, MBIA Insured,
       5.00%, 3/15/23 ..........................................................................         8,500,000         8,511,390
       5.75%, 3/15/28 ..........................................................................        27,500,000        29,130,750
   Madera USD, COP, 6.50%, 12/01/07 ............................................................         1,250,000         1,322,450
   Madera-Chowchilla Power Authority Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 ..........         2,100,000         2,183,055
   Marysville COP, Capital Improvement Financing Project, 7.125%, 2/01/13 ......................         1,110,000         1,144,832
   Marysville Hospital Revenue, Fremont Rideout Health, Refunding, Series A, AMBAC Insured,
     5.00%, 1/01/22 ............................................................................         5,000,000         5,011,100
   Menlo Park CDA, MFHR, Gateway Project, Series A, FHA Insured, 8.25%, 12/01/28 ...............         3,470,000         3,508,482
   Merced Irrigation District COP, Water Facilities Project, 6.40%, 11/01/10 ...................         3,580,000         3,848,607
   Metropolitan Water District Revenue, Southern California Waterworks,
       5.50%, 7/01/19 ..........................................................................        75,000,000        77,581,500
       5.00%, 7/01/20 ..........................................................................         7,765,000         7,812,367
       Series A, 5.00%, 7/01/26 ................................................................        47,575,000        47,730,570
       Series A, 5.00%, 7/01/37 ................................................................        27,830,000        27,690,015
       Series C, 5.00%, 7/01/37 ................................................................        26,780,000        26,645,297
   Mid-Peninsula Regional Open Space District COP, Special District Association Finance Corp.,
     5.75%, 9/01/20 ............................................................................         5,200,000         5,364,632
   Milpitas RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured,
       5.40%, 1/15/17 ..........................................................................        12,155,000        12,788,519
       5.50%, 1/15/24 ..........................................................................        11,790,000        12,372,544
   Milpitas USD, FGIC Insured, 5.875%, 9/01/24 .................................................        11,970,000        12,947,590
   Modesto Irrigation District COP, Refunding and Capital Improvements, Series B, 5.30%,
     7/01/22 ...................................................................................         4,815,000         4,821,597
   Modesto PFA Lease Revenue, Capital Improvements and Refinancing Project, AMBAC Insured,
     5.125%, 9/01/33 ...........................................................................         5,535,000         5,568,708
   Mojave Water Agency COP, Supplemental Water Entitlement, MBIA Insured, 5.55%, 9/01/22 .......        10,005,000        10,615,305
   Montclair RDA, Tax Allocation,
       Redevelopment Project No. IV, 6.90%, 10/01/22 ...........................................         1,645,000         1,713,300
       Redevelopment Project No. V, 6.90%, 10/01/22 ............................................         4,245,000         4,524,151
   Monterey County COP, Natividad Medical Center Improvement Project, Series C, MBIA Insured,
     Pre-Refunded,
       6.50%, 8/01/15 ..........................................................................         3,500,000         4,043,585
       6.60%, 8/01/23 ..........................................................................        13,250,000        15,355,823

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Monterey Park RDA, Tax Allocation, Atlantic-Garvey Redevelopment Project No. 1, Refunding,
     6.85%, 9/01/14 ............................................................................   $    13,680,000   $    14,307,638
   Moreno Valley Special Tax, Towngate Community Facilities 8, Refunding, Series A, FSA
     Insured, 5.875%, 12/01/15 .................................................................         5,830,000         6,024,955
   Moreno Valley USD, COP,
       Land Acquisition, Series F, FSA Insured, Pre-Refunded, 6.75%, 9/01/27 ...................         7,680,000         8,148,941
       Refunding, FSA Insured, 5.60%, 3/01/17 ..................................................         5,000,000         5,257,850
       Refunding, FSA Insured, 5.70%, 3/01/27 ..................................................        15,000,000        15,761,850
   Mount Diablo USD, Special Tax, CFD No. 1, AMBAC Insured, 6.30%, 8/01/22 .....................         5,000,000         5,240,950
   Mountain View Shoreline Regional Park, Community Tax Allocation, Series A, MBIA Insured,
     5.75%, 8/01/18 ............................................................................         9,605,000         9,933,779
   M-S-R Public Power Agency San Juan Project Revenue,
       Refunding, Series F, AMBAC Insured, 6.00%, 7/01/20 ......................................        10,750,000        11,453,803
       Series E, MBIA Insured, 6.00%, 7/01/22 ..................................................         8,490,000         8,558,854
   Murrieta COP, Road Improvement Project, 6.00%, 4/01/27 ......................................         8,600,000         8,980,894
   Napa Housing Facility Revenue, Napa Park Apartments, Series A, GNMA Secured, 6.35%, 6/20/35 .         6,125,000         6,413,304
   Napa Mortgage Revenue, Refunding, Creekside II Apartments Project, Series A, MBIA Insured,
     6.625%, 7/01/25 ...........................................................................         2,000,000         2,081,380
   Needles PFAR, Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22 ...............         1,580,000         1,617,383
   Nevada County COP, Jail and Government Center Project, Refunding, FSA Insured, 5.875%,
     10/01/19 ..................................................................................         6,275,000         6,436,330
   Nevada Power Authority Revenue, Bowman Hydroelectric Project, Refunding, 7.50%, 5/01/13 .....         6,400,000         6,708,992
   North City West School Facilities Financing Authority Special Tax, CFD No. 1, Series C,
     AMBAC Insured, 5.30%,
       9/01/22 .................................................................................        10,000,000        10,312,200
       9/01/27 .................................................................................         9,900,000        10,176,309
   Northern California Power Agency Multiple Capital Facilities Revenue, Refunding, Series A,
     AMBAC Insured, 5.00%, 8/01/25 .............................................................        19,250,000        19,314,103
   Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, Refunding,
     Series A, MBIA Insured,
       5.125%, 7/01/23 .........................................................................         7,420,000         7,521,209
       5.50%, 7/01/24 ..........................................................................        10,000,000        10,309,000
       5.00%, 7/01/28 ..........................................................................        23,975,000        24,023,669
       5.20%, 7/01/32 ..........................................................................        43,675,000        44,191,675
   Oakland COP, Oakland Museum, Refunding, Series A, AMBAC Insured, 6.00%, 4/01/12 .............         8,000,000         8,218,960
   Oakland HFR,
       Issue D-1, 7.10%, 1/01/10 ...............................................................         1,665,000         1,702,413
       Issue D-2, 7.15%, 1/01/24 ...............................................................         4,220,000         4,298,703
   Oakland Joint Powers Financing Authority Lease Revenue, Oakland Administration Buildings,
     AMBAC Insured, 5.75%, 8/01/26 .............................................................        24,895,000        26,902,782
   Oakland Revenue, 1800 Harrison Foundation,
       Refunding, Series A, AMBAC Insured, 6.00%, 1/01/29 ......................................        13,825,000        15,060,264
       Series B, AMBAC Insured, 6.00%, 1/01/29 .................................................        13,470,000        14,673,545
     Oceanside Building Authority Revenue, Refunding, 7.75%, 11/01/04 ..........................         2,980,000         3,337,123
     Oceanside COP,
       Oceanside Civic Center Project, Refunding, MBIA Insured, 5.75%, 8/01/15 .................         5,000,000         5,421,250
       Refunding, Series A, 6.375%, 4/01/12 ....................................................         4,435,000         4,703,273
       Refunding, Series A, 6.625%, 4/01/23 ....................................................         9,000,000         9,147,330
       Wastewater Systems Plan, Refunding, AMBAC Insured, 5.80%, 5/01/21 .......................         4,500,000         4,715,550
       Water System Project, Refunding, AMBAC Insured, 5.80%, 8/01/21 ..........................         4,750,000         4,997,713
     Olivenhain Municipal Water District 1915 Act, AD No. 96-1, MBIA Insured, 5.45%, 9/02/27 ...        11,085,000        11,550,570

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Ontario Montclair School District COP,
       Capital Projects, FSA Insured, 5.625%, 9/01/17 ..........................................   $     7,500,000   $     8,048,625
       Series A, Pre-Refunded, 7.50%, 10/01/12 .................................................         1,600,000         1,600,000
   Orange Community Facilities District Special Tax, No. 91-2,
       6.15%, 10/01/23 .........................................................................         6,225,000         6,325,970
       6.25%, 10/01/30 .........................................................................         7,910,000         8,031,577
   Orange County Airport Revenue, Refunding, MBIA Insured, 5.625%, 7/01/12 .....................         5,000,000         5,438,700
   Orange County COP,
       Civic Center Expansion Project, AMBAC Insured, Pre-Refunded, 6.00%, 8/01/21 .............         4,500,000         4,556,385
       Juvenile Justice Center Facilities, Refunding, AMBAC Insured, 6.375%, 6/01/11 ...........         5,000,000         5,227,150
   Orange County Development Agency Tax Allocation, Santa Ana Heights Area Project, Refunding,
     6.125%, 9/01/23 ...........................................................................         6,500,000         6,756,880
   Orange County Recovery COP, Series A, MBIA Insured, 5.80%, 7/01/16 ..........................        10,380,000        11,351,464
   Orange County Recovery, Refunding, Series A, MBIA Insured, 5.75%, 6/01/15 ...................        79,010,000        85,601,804
   Orange County Water District COP, Refunding, Series A,
       5.50%, 8/15/14 ..........................................................................         9,430,000         9,857,745
       5.00%, 8/15/18 ..........................................................................         5,000,000         5,039,550
   Orange RDA, Tax Allocation Revenue, Northwest Redevelopment Project, Refunding, Series B,
     5.70%, 10/01/23 ...........................................................................         8,530,000         8,731,393
   Oroville PFAR, Series A, AMBAC Insured, 6.30%, 9/15/20 ......................................        12,150,000        12,940,115
   Oroville Wyandotte Irrigation District Revenue, Hydroelectric Sly Creek Power, Refunding,
     6.20%, 1/01/09 ............................................................................         7,600,000         7,670,072
   Oxnard Harbor District Revenue, American Capital Access Insured, 5.60%, 8/01/19 .............        10,820,000        11,094,503
   Palm Desert 1915 Act, Limited Obligation, AD No. 92-1, Pre-Refunded, 7.60%, 9/02/12 .........         1,290,000         1,390,207
   Palm Desert Financing Authority Lease Revenue, Blythe County Administrative Project, 6.625%,
     8/01/26 ...................................................................................         5,020,000         5,357,645
   Palm Desert Financing Authority Tax Allocation Revenue, Project Area No. 1,
       Refunding, MBIA Insured, 5.625%, 4/01/23 ................................................        13,000,000        13,769,080
       Series A, MBIA Insured, 6.625%, 4/01/23 .................................................         1,075,000         1,116,140
       Series A, MBIA Insured, 5.95%, 4/01/24 ..................................................        15,075,000        16,164,470
       Series A, MBIA Insured, Pre-Refunded, 6.625%, 4/01/23 ...................................         4,065,000         4,234,836
   Palm Springs COP, Multiple Capital Facilities Project, Refunding, AMBAC Insured, 5.75%,
     4/01/27 ...................................................................................        11,570,000        12,524,872
   Palmdale Civic Authority Revenue, Merged Redevelopment Project Areas, Refunding, Series A,
     MBIA Insured, 6.15%, 9/01/24 ..............................................................         4,730,000         5,118,191
   Palmdale CRDA, Tax Allocation,
       Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/28 ...................        17,500,000        17,536,575
       Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/34 ...................         6,980,000         6,989,632
       Series A, MBIA Insured, 5.75%, 9/01/27 ..................................................        10,435,000        11,339,193
   Palmdale School District COP, 7.40%, 8/01/20 ................................................           495,000           496,337
   Palomar Community College District COP, Building Acquisition Project, Connie Lee Insured,
     Pre-Refunded, 6.75%, 10/01/19 .............................................................         4,210,000         4,798,642
   Paramount RDA, Tax Allocation, Custodial Receipts, MBIA Insured, 6.25%, 8/01/23 .............        22,070,000        23,516,026
   Paramount USD, COP, Land Acquisition, Series B, FSA Insured,
       6.85%, 9/01/14 ..........................................................................           760,000           828,446
       7.00%, 9/01/29 ..........................................................................         3,440,000         3,671,409
   Pasadena COP, Art Center College of Design, Connie Lee Insured, 6.50%, 12/01/19 .............         8,250,000         9,110,970
   Pasadena Water Revenue, 6.00%, 7/01/13 ......................................................         4,000,000         4,285,800

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Perris PFAR,
       Special Tax, Series A, ETM, 7.50%, 9/01/02 ..............................................   $       235,000   $       237,364
       Special Tax, Series A, ETM, 7.55%, 9/01/03 ..............................................           270,000           272,592
       Special Tax, Series A, ETM, 7.60%, 9/01/04 ..............................................           305,000           307,742
       Special Tax, Series A, ETM, 7.60%, 9/01/05 ..............................................           325,000           328,452
       Special Tax, Series A, ETM, 7.80%, 9/01/19 ..............................................         3,555,000         3,579,921
       Tax Allocation, Refunding, Series B, MBIA Insured, 6.35%, 8/15/17 .......................         5,280,000         5,541,307
       Tax Allocation, Refunding, Series C, 7.10%, 11/15/17 ....................................         3,330,000         3,490,140
       Tax Allocation, Series A, 5.75%, 10/01/31 ...............................................         5,000,000         5,104,300
   Perris RDA, Tax Allocation, Central and North Perris Redevelopment Project,
       Series A, Pre-Refunded, 7.875%, 10/01/10 ................................................         2,935,000         3,112,920
       Series B, Pre-Refunded, 7.875%, 10/01/14 ................................................         4,535,000         4,706,196
   Perris Special Tax,
       CFD No. 8, Series A, ETM, 8.15%, 9/01/02 ................................................           100,000           105,307
       CFD No. 8, Series A, Pre-Refunded, 8.30%, 9/01/18 .......................................         6,040,000         6,995,347
       CFD No. 91-1, 8.75%, 9/01/21 ............................................................         5,395,000         5,526,368
   Petaluma Community Development Commission MFR, Park Lane Apartments, Series A, 6.875%,
     11/20/34 ..................................................................................         4,800,000         5,054,496
   Pittsburg PFA, Water Revenue, MBIA Insured, 5.50%, 6/01/27 ..................................         2,980,000         3,137,553
   Placentia COP, RDA, Refunding, Series A, 6.90%, 1/01/14 .....................................         1,770,000         1,913,370
   Placer Hills Union Elementary School District COP, Convertible Capital Appreciation,
     Series B, 7.125%, 3/01/19 .................................................................           510,000           564,611
   Placer Union High School District COP, Capital Appreciation, Series A, 7.125%, 3/01/19 ......         2,095,000         2,319,333
   Pleasanton COP, Capital Improvements, 6.70%, 10/01/11 .......................................         2,180,000         2,264,453
   Pomona PFAR, Refunding, Series P, 5.75%, 10/01/15 ...........................................         6,490,000         6,867,718
   Pomona RDA, Tax Allocation, Southwest Pomona Redevelopment Project, ETM, 11.45%, 1/01/07 ....        10,215,000        12,526,450
   Port Hueneme RDA, Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23 ...................         2,930,000         3,050,394
   Port of Oakland Revenue,
       Series E, MBIA Insured, 6.25%, 11/01/05 .................................................         1,525,000         1,616,287
       Series E, MBIA Insured, 6.30%, 11/01/06 .................................................         1,050,000         1,112,937
       Series E, MBIA Insured, 6.40%, 11/01/07 .................................................           500,000           529,945
       Series E, MBIA Insured, 6.40%, 11/01/22 .................................................        11,495,000        12,151,594
       Series J, MBIA Insured, 5.50%, 11/01/26 .................................................         7,000,000         7,391,790
   Port of Oakland Special Facilities Revenue, Mitsui O.S.K. Lines Ltd., Series A,
       6.70%, 1/01/07 ..........................................................................         6,100,000         6,307,766
       6.75%, 1/01/12 ..........................................................................         4,890,000         5,054,304
       6.80%, 1/01/19 ..........................................................................         8,075,000         8,345,593
   Porterville COP,
       Infrastructure Financing Project, AMBAC Insured, 5.00%, 7/01/28 .........................        10,430,000        10,451,173
       Public Building Project, Refunding, AMBAC Insured, 6.30%, 10/01/18 ......................         1,950,000         2,048,066
   Porterville UHSD, COP, Capital Appreciation, Land Acquisition, Series A, 6.60%, 9/01/27 .....         1,275,000         1,344,067
   Poway COP, Royal Mobile Home Park Project, Refunding, FSA Insured,
       5.875%, 8/01/15 .........................................................................         6,250,000         6,804,125
       6.00%, 8/01/20 ..........................................................................         5,400,000         5,906,574
       6.00%, 8/01/28 ..........................................................................        15,000,000        16,300,650
   Poway RDA, Tax Allocation, Parguay Redevelopment Project, sub. notes, Refunding, FGIC
     Insured,
       5.50%, 12/15/23 .........................................................................        23,000,000        23,798,560
       5.75%, 12/15/26 .........................................................................         8,000,000         8,367,200

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
       Series A, MBIA Insured, 5.00%, 7/01/38 ..................................................   $   116,975,000   $   115,223,884
       Series B, 6.00%, 7/01/39 ................................................................        13,200,000        14,585,736
       Series B, MBIA Insured, 6.00%, 7/01/31 ..................................................        13,000,000        14,374,620
       Series Y, 5.00%, 7/01/36 ................................................................        63,000,000        62,176,590
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     AMBAC Insured, 5.00%, 7/01/28 .............................................................        10,000,000         9,984,600
   Puerto Rico Electric Power Authority Revenue, Series DD, MBIA Insured, 5.00%, 7/01/28 .......        23,250,000        23,214,195
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue, Cogen Facilities, 6.625%, 6/01/26 ................................................         6,800,000         7,382,964
   Rancho Cucamonga, Palmdale, Potterville and Colton HFA, SFMR, Series 1986, GNMA Secured,
     7.55%, 8/01/18 ............................................................................         2,955,000         3,072,136
   Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project, Set-Aside Housing, MBIA
     Insured, 5.25%, 9/01/21 ...................................................................         8,330,000         8,582,482
   Rancho Murieta Community Services District 1915 Act, ID No. 1,
       8.25%, 9/02/02 ..........................................................................           715,000           732,496
       8.30%, 9/02/03 ..........................................................................           745,000           779,047
       8.40%, 9/02/04 ..........................................................................           750,000           784,103
       8.40%, 9/02/05 ..........................................................................           735,000           768,104
       8.40%, 9/02/06 ..........................................................................           750,000           779,888
   Redlands USD, COP, Series A, FSA Insured,
       6.15%, 9/01/11 ..........................................................................           565,000           566,367
       6.25%, 9/01/27 ..........................................................................         4,310,000         4,321,637
   Rialto COP, FSA Insured, 5.75%, 2/01/22 .....................................................         2,715,000         2,947,838
   Rialto RDA, Tax Allocation, Agua Mansa Redevelopment Project, Pre-Refunded, 6.75%, 3/01/24 ..         3,500,000         3,901,240
   Richmond Joint Powers Financing Authority Revenue Lease, Series A, MBIA Insured, 5.00%,
       2/01/26 .................................................................................         6,500,000         6,520,345
       2/01/31 .................................................................................         7,000,000         7,010,710
   Riverside County Asset Leasing Corp. Leasehold Revenue, Hospital Project,
       Series A, 6.375%, 6/01/09 ...............................................................        23,000,000        24,210,950
       Series A, 6.50%, 6/01/12 ................................................................        20,125,000        23,689,138
       Series B, MBIA Insured, 5.00%, 6/01/19 ..................................................        10,865,000        10,965,936
   Riverside County Board of Education COP, Capital Appreciation Financing Projects, Series A,
     6.65%, 11/01/17 ...........................................................................         7,945,000         8,124,875
   Riverside County CFD, Special Tax, No. 86-1, 8.75%, 9/01/16 .................................        12,985,000        13,088,231
   Riverside County COP,
       Capital Projects, Series A, Pre-Refunded, 6.875%, 11/01/09 ..............................         4,975,000         5,092,012
       Family Law Court Project, MBIA Insured, 5.75%, 11/01/27 .................................         5,295,000         5,762,549
       Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 .....................................         6,000,000         6,586,380
   Riverside County Flood Control and Water Conservation District Elsinore Valley AD, Zone 3,
     7.875%,
       9/01/03 .................................................................................           165,000           181,102
       9/01/04 .................................................................................           180,000           204,226
       9/01/05 .................................................................................           190,000           222,456
       9/01/06 .................................................................................           205,000           246,841
       9/01/07 .................................................................................           225,000           275,177
       9/01/08 .................................................................................           240,000           298,447
       9/01/09 .................................................................................           260,000           327,816
       9/01/10 .................................................................................           280,000           356,611

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Riverside County Flood Control and Water Conservation District Elsinore Valley AD, Zone 3,
     7.875%, (cont.)
       9/01/11 .................................................................................   $       305,000   $       393,166
       9/01/12 .................................................................................           325,000           420,371
       9/01/13 .................................................................................           350,000           457,331
       9/01/14 .................................................................................           380,000           497,637
       9/01/15 .................................................................................           410,000           540,913
       9/01/16 .................................................................................           440,000           581,878
       9/01/17 .................................................................................           475,000           626,725
   Riverside County Housing Authority Revenue, Breezewood Apartment Project, Refunding, Series
     C, 6.40%, 6/01/28 .........................................................................         4,890,000         4,553,861
   Riverside County PFA,
       COP, 5.75%, 5/15/19 .....................................................................         3,500,000         3,495,905
       COP, 5.80%, 5/15/29 .....................................................................        14,230,000        14,209,509
       Tax Allocation Revenue, Redevelopment Projects, Series A, 5.625%, 10/01/33 ..............         9,225,000         9,323,154
   Riverside County RDA, Tax Allocation,
       Jurupa Valley Project Area, AMBAC Insured, 5.00%, 10/01/28 ..............................        15,535,000        15,836,534
       Jurupa Valley Project Area, AMBAC Insured, 5.125%, 10/01/35 .............................        17,035,000        17,179,286
   Riverside County SFMR,
       Series A, GNMA Secured, 7.20%, 10/01/24 .................................................           925,000           958,938
       Series B, GNMA Secured, 7.60%, 11/01/19 .................................................           325,000           334,672
   Riverside MFHR,
       Birchwood Park Apartments, Series A, FNMA Insured, 6.50%, 1/01/18 .......................         2,200,000         2,220,394
       Palm Shadows Apartments, Series A, FNMA Insured, 6.50%, 1/01/18 .........................         4,010,000         4,047,173
   Riverside RDA, Tax Allocation, Merged Redevelopment Project, Series A, MBIA Insured, 5.625%,
     8/01/23 ...................................................................................         6,000,000         6,187,860
   Rohnert Park HFAR, Rancho Feliz Mobile Home Park, FSA Insured, 5.375%, 12/01/26 .............         8,380,000         8,438,241
   Roseville 1915 Act,
       North Roseville Rocklin District No. 88-3, Refunding, 8.10%, 9/02/02 ....................           120,000           122,724
       North Roseville Rocklin District No. 88-3, Refunding, 8.15%, 9/02/03 ....................           130,000           134,545
       North Roseville Rocklin District No. 88-3, Refunding, 8.20%, 9/02/04 ....................           140,000           145,124
       North Roseville Rocklin District No. 88-3, Refunding, 8.20%, 9/02/05 ....................           150,000           155,459
       North Roseville Rocklin District No. 88-3, Refunding, 8.20%, 9/02/06 ....................           160,000           166,246
       North Roseville Rocklin District No. 88-3, Refunding, 8.25%, 9/02/07 ....................           180,000           186,511
       North Roseville Rocklin District No. 88-3, Refunding, 8.25%, 9/02/08 ....................           190,000           196,872
       North Roseville Rocklin District No. 88-3, Refunding, 8.25%, 9/02/09 ....................           160,000           165,712
       Rocky Ridge Harding District No. 88-4, Refunding, 8.10%, 9/02/02 ........................           255,000           260,789
       Rocky Ridge Harding District No. 88-4, Refunding, 8.15%, 9/02/03 ........................           280,000           289,789
       Rocky Ridge Harding District No. 88-4, Refunding, 8.20%, 9/02/04 ........................           300,000           310,980
       Rocky Ridge Harding District No. 88-4, Refunding, 8.20%, 9/02/05 ........................           320,000           331,645
   Roseville Special Tax, North Central CFD No. 1, Pre-Refunded,
       8.00%, 11/01/02 .........................................................................         1,725,000         1,767,073
       8.10%, 11/01/03 .........................................................................         1,860,000         1,905,496
       8.40%, 11/01/10 .........................................................................        10,000,000        10,246,900
       8.60%, 11/01/17 .........................................................................        12,000,000        12,298,200
   Sacramento 1915 Act, North Natomas AD No. 88-3,
       8.20%, 9/02/10 ..........................................................................           780,000           805,826
       8.20%, 9/02/11 ..........................................................................         1,730,000         1,786,571
       8.25%, 9/02/12 ..........................................................................         2,240,000         2,313,226

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Sacramento 1915 Act, North Natomas AD No. 88-3, (cont.)
       8.25%, 9/02/13 ..........................................................................   $     2,425,000   $     2,503,691
       8.25%, 9/02/14 ..........................................................................         2,620,000         2,705,098
   Sacramento City Financing Authority Revenue,
       Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/32 ...........................        26,250,000        26,288,063
       Capital Improvements, 5.625%, 6/01/30 ...................................................         6,000,000         6,326,460
       Series 1991, 6.60%, 11/01/05 ............................................................         1,300,000         1,329,770
       Series 1991, 6.70%, 11/01/11 ............................................................           920,000           940,976
   Sacramento City USD, GO, Election of 1999, Series B, FGIC Insured, 5.00%,
     7/01/30 ...................................................................................         5,250,000         5,258,243
   Sacramento County Airport System Revenue, Series A, MBIA Insured, 5.90%, 7/01/24 ............         6,875,000         7,395,919
   Sacramento County COP, Public Facilities Project, Coroner/Crime Laboratory, AMBAC Insured,
     6.40%,
       10/01/19 ................................................................................        11,000,000        12,308,560
       10/01/24 ................................................................................        29,500,000        33,009,320
   Sacramento County Sanitation District Financing Authority Revenue, AMBAC Insured, 5.625%,
     12/01/30 ..................................................................................         5,000,000         5,295,300
(c)Sacramento MUD Revenue, Refunding, Series P, FSA Insured, 5.00%, 8/15/23 ....................         7,000,000         7,037,520
   Sacramento MUD, Electric Revenue,
       Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 ......................................        10,000,000        10,203,200
       Series J, AMBAC Insured, 5.60%, 8/15/24 .................................................        10,215,000        10,754,761
       Series N, MBIA Insured, 5.00%, 8/15/28 ..................................................        34,000,000        34,076,840
       sub. lien, Refunding, 8.00%, 11/15/10 ...................................................        16,110,000        16,171,218
   Sacramento Regional Transit District COP, Series A, 6.375%,
       3/01/04 .................................................................................         1,000,000         1,035,080
       3/01/05 .................................................................................         1,100,000         1,138,456
   Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, Refunding, FSA
     Insured, 5.25%, 9/01/28 ...................................................................         6,800,000         6,967,688
   San Bernardino 1915 Act, AD No. 961, Refunding,
       7.60%, 9/02/02 ..........................................................................           855,000           866,850
       7.65%, 9/02/03 ..........................................................................           920,000           944,822
       7.70%, 9/02/04 ..........................................................................           990,000         1,028,155
       7.75%, 9/02/05 ..........................................................................         1,065,000         1,103,841
   San Bernardino County COP,
       Medical Center Financing Project, Refunding, 5.00%, 8/01/26 .............................        15,045,000        14,384,675
       Medical Center Financing Project, Refunding, MBIA Insured, 5.00%, 8/01/28 ...............        55,065,000        54,499,482
       Medical Center Financing, Series A, MBIA Insured, 5.50%, 8/01/22 ........................        40,830,000        42,538,736
       Medical Center Financing, Series A, MBIA Insured, Pre-Refunded, 5.50%, 8/01/22 ..........        13,945,000        15,607,105
       West Valley Detention Center Project, MBIA Insured, 6.25%, 11/01/04 .....................         3,705,000         3,930,894
       West Valley Detention Center Project, MBIA Insured, 6.35%, 11/01/05 .....................         3,935,000         4,179,088
       West Valley Detention Center Project, MBIA Insured, 6.40%, 11/01/06 .....................         4,185,000         4,446,772
       West Valley Detention Center Project, MBIA Insured, 6.50%, 11/01/12 .....................        20,000,000        21,241,000
       West Valley Detention Center Project, MBIA Insured, 6.20%, 11/01/25 .....................         9,275,000        10,092,035
   San Bernardino County Housing Authority MFMR, Rancho Meridian, GNMA Secured, 6.75%, 4/20/41 .         6,920,000         7,650,198
   San Bernardino County Mortgage Revenue, Don Miguel Apartments Project, Refunding, MBIA
     Insured, 6.00%, 9/01/03 ...................................................................            80,000            82,898
   San Bernardino County SFMR,
       GNMA Secured, 7.50%, 12/01/07 ...........................................................           380,000           395,284
       GNMA Secured, 7.65%, 6/01/23 ............................................................         1,810,000         1,896,373

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   San Bernardino County SFMR, (cont.)
       Series A, GNMA Secured, 6.20%, 5/01/21 ..................................................   $       600,000   $       624,636
       Series B, 5.40%, 5/01/25 ................................................................           275,000           276,601
   San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project, Refunding,
     MBIA Insured, 5.70%, 1/01/23 ..............................................................         6,315,000         6,725,286
   San Bernardino Joint Powers Financing Authority Revenue COP, Police Station Financing
     Project, Pre-Refunded, 6.60%, 4/01/20 .....................................................         4,715,000         5,444,458
   San Bernardino Joint Powers Financing Authority Revenue, Tax Allocation,
       Central City Merged Project, Refunding, Series A, ETM, 6.90%, 11/01/01 ..................           480,000           481,738
       Central City Merged Project, Series A, Pre-Refunded, 7.00%, 11/01/02 ....................           510,000           522,067
       Central City Merged Project, Series A, Pre-Refunded, 7.00%, 11/01/03 ....................           550,000           563,013
       Central City Merged Project, Series A, Pre-Refunded, 7.00%, 11/01/04 ....................           585,000           598,841
       Central City Merged Project, Series A, Pre-Refunded, 7.05%, 11/01/05 ....................           625,000           639,813
       Central City Merged Project, Series A, Pre-Refunded, 7.05%, 11/01/06 ....................           670,000           685,879
       Central City Merged Project, Series A, Pre-Refunded, 7.05%, 11/01/07 ....................           720,000           737,064
       Central City Merged Project, Series A, Pre-Refunded, 7.10%, 11/01/20 ....................        15,585,000        15,954,988
       Central City Merged Project, Series B, Pre-Refunded, 7.50%, 11/01/20 ....................         3,000,000         3,072,000
       Refunding, Series A, FSA Insured, 5.75%, 10/01/25 .......................................        19,915,000        21,338,524
   San Carlos Mortgage Revenue, Elms Project, FHA Insured, 6.875%, 8/01/37 .....................         8,465,000         8,883,086
   San Diego Certificate Undivided Interest Revenue, Water Utility Fund Net Systems Revenue,
     FGIC Insured, 4.75%, 8/01/28 ..............................................................         5,875,000         5,667,378
   San Diego County COP,
       Central Jail, Refunding, AMBAC Insured, 5.00%, 10/01/25 .................................         5,825,000         5,843,990
       MBIA Insured, 5.00%, 8/15/28 ............................................................        26,000,000        25,922,260
   San Diego County Regional Transportation Commission Sales Tax Revenue, Series A, ETM, 6.00%,
     4/01/08 ...................................................................................         1,250,000         1,285,150
   San Diego County Water Authority Water Revenue COP, Series A, FGIC Insured, 4.75%, 5/01/28 ..         8,910,000         8,596,724
   San Diego IDR, San Diego Gas and Electric Co. Project, Series A, 6.40%, 9/01/18 .............        19,800,000        20,676,942
   San Diego Public Facilities Financing Authority Sewer Revenue,
       FGIC Insured, 5.00%, 5/15/25 ............................................................        17,400,000        17,441,238
       Series A, FGIC Insured, 5.25%, 5/15/27 ..................................................        21,750,000        22,339,208
       Series B, FGIC Insured, 5.25%, 5/15/22 ..................................................         5,200,000         5,340,868
   San Diego RDA, Tax Allocation, Horton Project, Refunding, Series A, FSA Insured, 6.00%,
     11/01/15 ..................................................................................         5,000,000         5,638,100
   San Diego USD, GO, Election of 1998, Series B, MBIA Insured, 5.00%, 7/01/25 .................         6,975,000         6,998,994
   San Elijo Joint Powers Authority Revenue, Water Pollution Control Facilities, Refunding,
     FGIC Insured, 5.00%, 3/01/20 ..............................................................         5,000,000         5,023,450
   San Francisco BART District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/34 .................        11,790,000        12,476,414
   San Francisco City and County Airport Commission International Airport Revenue,
       Issue 6, AMBAC Insured, 6.50%, 5/01/18 ..................................................         2,500,000         2,723,775
       Issue 6, AMBAC Insured, 6.60%, 5/01/24 ..................................................        13,250,000        14,358,628
       Issue 9A, FGIC Insured, 5.90%, 5/01/25 ..................................................        46,415,000        49,012,848
       Issue 12A, Second Series, 5.90%, 5/01/26 ................................................        45,000,000        47,772,900
       Issue 15A, Second Series, FSA Insured, 5.00%, 5/01/28 ...................................        41,650,000        40,339,275
       Issue 16A, Second Series, FSA Insured, 5.125%, 5/01/23 ..................................        24,635,000        24,459,106
       Issue 16A, Second Series, FSA Insured, 5.00%, 5/01/29 ...................................        37,805,000        36,541,179
       Issue 18A, Second Series, FGIC Insured, 5.00%, 5/01/29 ..................................         8,800,000         8,505,816
       Issue 22, Second Series, AMBAC Insured, 4.75%, 5/01/23 ..................................        13,230,000        12,661,242

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   San Francisco City and County Airport Commission International Airport Revenue, (cont.)
       Issue 22, Second Series, AMBAC Insured, 4.75%, 5/01/29 ..................................   $    44,130,000   $    41,543,982
       Second Series-Issue 23B, FGIC Insured, 5.125%, 5/01/30 ..................................        10,000,000        10,033,400
   San Francisco City and County COP, San Francisco Courthouse Project, FSA Insured, 5.875%,
     4/01/21 ...................................................................................         2,810,000         3,016,760
   San Francisco City and County Public Utilities Commission Water Revenue,
       Refunding, Series A, 6.50%, 11/01/09 ....................................................         4,000,000         4,223,720
       Series A, 5.00%, 11/01/21 ...............................................................         5,000,000         5,014,550
   San Francisco City and County RDA,
       Hotel Tax Revenue, FSA Insured, 6.75%, 7/01/25 ..........................................           315,000           349,823
       Hotel Tax Revenue, FSA Insured, Pre-Refunded, 6.75%, 7/01/25 ............................         9,100,000        10,284,001
       Lease Revenue, George R. Moscone Center, Refunding, Series 1992, 5.50%, 7/01/18 .........        22,170,000        22,459,097
       Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.65%, 7/01/24 .....................         5,645,000         5,658,717
   San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A, 6.80%,
     12/01/21 ..................................................................................         3,000,000         3,075,750
   San Gabriel Valley Schools Financing Authority Revenue,
       Oxnard Union High School, Pre-Refunded, 6.60%, 3/01/24 ..................................         4,145,000         4,465,160
       Pomona USD Financing, 5.80%, 2/01/26 ....................................................         5,150,000         5,383,038
   San Joaquin Area Flood Control Agency 1915 Act, Flood Protection and Restoration Assessment,
     FSA Insured, 6.00%, 9/02/14 ...............................................................         7,875,000         8,227,091
   San Joaquin County COP, General Hospital Project, Pre-Refunded, 6.625%, 9/01/20 .............        36,500,000        40,096,710
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Refunding, Series A, 5.50%, 1/15/28 .....................................................       247,300,000       244,231,007
       Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ......................................        85,500,000        88,325,775
       Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 .......................................        21,200,000        21,609,372
       senior lien, 5.00%, 1/01/33 .............................................................        82,040,000        76,289,816
       senior lien, Pre-Refunded, 7.00%, 1/01/30 ...............................................        85,535,000        92,097,245
       senior lien, Pre-Refunded, 6.75%, 1/01/32 ...............................................        64,320,000        69,059,098
   San Jose Airport Revenue, Refunding, MBIA Insured, 5.75%, 3/01/16 ...........................        13,600,000        13,922,864
   San Jose Financing Authority Lease Revenue, MBIA Insured, 5.00%,
       9/01/21 .................................................................................        14,045,000        14,098,792
       9/01/22 .................................................................................        14,730,000        14,763,584
   San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility, Series A,
     AMBAC Insured, 5.00%, 9/01/24 .............................................................         5,000,000         5,023,050
   San Jose RDA,
       MFHR, Miraido Village, Series A, GNMA Secured, 5.75%, 7/20/38 ...........................         7,110,000         7,207,336
       Tax Allocation, Housing, Set-Aside Merged Area, Series E, MBIA Insured, 5.85%, 8/01/27 ..         7,325,000         7,912,026
       Tax Allocation, Merged Area Redevelopment Project, 5.25%, 8/01/29 .......................         7,000,000         7,093,240
       Tax Allocation, Merged Area Redevelopment Project, AMBAC Insured, 5.00%, 8/01/26 ........        15,000,000        15,041,400
       Tax Allocation, Merged Area Redevelopment Project, AMBAC Insured, 5.00%, 8/01/31 ........         4,000,000         4,004,840
       Tax Allocation, Merged Area Redevelopment Project, MBIA Insured, 5.00%, 8/01/21 .........        35,235,000        35,327,668
       Tax Allocation, Merged Area Redevelopment Project, MBIA Insured, 5.625%, 8/01/28 ........        24,135,000        25,548,828
       Tax Allocation, Merged Area Redevelopment Project, Refunding, MBIA Insured, 5.00%,
     8/01/20 ...................................................................................        35,665,000        35,869,360
   San Leandro RDA, RMR, Pre-Refunded, 11.25%, 4/01/13 .........................................            60,000            72,902
   San Luis Obispo County COP, Jail Expansion Project,
       6.75%, 10/01/16 .........................................................................         1,830,000         1,861,165
       6.80%, 10/01/21 .........................................................................         1,475,000         1,498,644

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   San Marcos PFAR,
       Capital Improvement, 8.25%, 1/01/19 .....................................................   $       530,000   $       537,394
       Civic Center, Mission Blvd. Project, Refunding and Improvement, Series A,
         6.15%, 8/01/13 ........................................................................        11,670,000        11,868,623
       Civic Center, Mission Blvd. Project, Refunding and Improvement, Series A,
         6.20%, 8/01/22 ........................................................................         7,895,000         7,988,161
       Refunding, 5.80%, 9/01/18 ...............................................................         4,750,000         4,882,715
       Senior Tax Increment Project Area-3-A, MBIA Insured, 5.75%, 10/01/29 ....................         5,340,000         5,778,948
       Senior Tax Increment Project Area-3-A, MBIA Insured, 5.80%, 10/01/30 ....................         8,035,000         8,729,545
       Series A, 6.25%, 9/02/22 ................................................................        25,000,000        26,651,750
       Tax Allocation, Refunding, Series A, FSA Insured, 5.50%, 8/01/23 ........................        13,000,000        13,414,700
   San Marcos USD, School Facilities ID No. 1, AMBAC Insured, 5.80%, 11/01/14 ..................         5,000,000         5,552,550
   San Mateo County Joint Powers Authority Lease Revenue, Capital Projects,
       Refunding, Series A, FSA Insured, 5.00%, 7/15/29 ........................................        17,500,000        17,525,550
       Series A, FSA Insured, 5.125%, 7/15/28 ..................................................         4,005,000         4,048,454
   San Mateo County Joint Powers Financing Authority Lease Revenue, San Mateo County Health
     Care Center, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/15/22 ..........................        21,945,000        24,247,250
   San Mateo Flood Control District COP, Colma Creek Flood Control Zone, MBIA Insured, 5.125%,
     8/01/32 ...................................................................................        10,145,000        10,238,638
   San Mateo RDA, Tax Allocation,
       5.60%, 8/01/25 ..........................................................................        10,185,000        10,392,468
       Merged Area, Series A, 5.70%, 8/01/27 ...................................................         6,330,000         6,518,571
   San Mateo Unified High School District GO, Election of 2000, Series A, FGIC Insured, 5.00%,
     9/01/25 ...................................................................................        13,865,000        13,918,103
   San Pablo RDA, Tax Allocation, Merged Project Area, FGIC Insured, 6.25%, 12/01/19 ...........         3,500,000         3,850,420
   San Rafael RDA, Tax Allocation, Central San Rafael Redevelopment, Refunding, FGIC Insured,
     6.45%, 12/01/17 ...........................................................................         6,740,000         7,147,703
   San Ramon COP, Capital Improvement Projects, Series 1993, 6.00%, 3/01/18 ....................         1,730,000         1,796,294
   San Ramon PFA, Tax Allocation Revenue,
       MBIA Insured, 5.30%, 2/01/28 ............................................................        18,360,000        18,893,909
       Pre-Refunded, 6.90%, 2/01/24 ............................................................         6,140,000         6,974,610
       Refunding, 6.90%, 2/01/24 ...............................................................         6,910,000         7,434,469
   San Ramon Valley COP, Fire Protection District, Financing Corp., Refunding, 6.00%, 7/01/19 ..         6,275,000         6,579,338
   San Ramon Valley USD, COP,
       Pre-Refunded, 7.70%, 2/01/10 ............................................................         6,000,000         6,269,940
       Refunding, 7.55%, 2/01/04 ...............................................................         4,180,000         4,245,375
       Refunding, Series 1992, 7.00%, 2/01/22 ..................................................        19,425,000        20,009,110
       Series A, 6.35%, 10/01/01 ...............................................................         4,050,000         4,050,000
   Santa Ana COP, Parking Facilities Project, Refunding, Series A, AMBAC Insured, 6.125%,
     6/01/16 ...................................................................................         2,070,000         2,204,964
   Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 ..................         5,000,000         5,324,350
   Santa Barbara COP, Harbor Project, Refunding, 6.75%, 10/01/27 ...............................         8,090,000         8,484,711
   Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20 .........         5,730,000         5,623,078
   Santa Barbara SFMR, GNMA Secured, 7.65%, 10/01/23 ...........................................           320,000           330,390
   Santa Clara County Financing Authority Lease Revenue, Valley Medical Center Facilities
     Replacement Project, Series A, AMBAC Insured, Pre-Refunded, 6.75%, 11/15/20 ...............        13,000,000        14,878,370
   Santa Clara Housing Authority MFHR,
       Arastradero Park Apartments Project, Series A, GNMA Secured, 6.65%, 5/20/35 .............         6,465,000         6,865,054
       Elana Gardens Apartments Project, Series A, GNMA Secured, 6.40%, 6/20/35 ................         5,625,000         5,882,288
       Sierra Vista I Apartments Project, Series A, GNMA Secured, 6.65%, 6/20/35 ...............         3,860,000         4,102,138
   Santa Clara USD, COP, 5.375%, 7/01/31 .......................................................         7,575,000         7,738,772

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Santa Clara Valley Transportation Authority Sales Tax Revenue, Series A, MBIA Insured,
     5.00%, 6/01/23 ............................................................................   $     7,325,000   $     7,363,530
   Santa Clarita COP, Refunding, MBIA Insured, 5.00%, 10/01/21 .................................         5,105,000         5,136,498
   Santa Cruz City School District COP, Education Center Financing Project, Pre-Refunded,
     7.00%, 5/01/24 ............................................................................         3,150,000         3,554,807
   Santa Cruz County Housing Authority MFHR, Series B, FNMA Insured, 7.75%, 7/01/23 ............         9,230,000         9,358,020
   Santa Maria Bonita School District COP, MBIA Insured, 7.00%, 3/01/16 ........................           480,000           493,771
   Santa Maria COP, Revenue, Marian Medical Center, Pre-Refunded, 6.75%, 9/01/22 ...............         3,600,000         3,818,124
   Santa Monica RDA Tax Allocation, Earthquake Recovery Redevelopment Project, AMBAC Insured,
     6.00%, 7/01/29 ............................................................................        13,110,000        14,539,252
   Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
     Project, Series A,
       5.95%, 1/01/11 ..........................................................................         1,880,000         2,076,422
       6.05%, 1/01/17 ..........................................................................         5,135,000         5,618,922
   Shasta Joint Powers Financing Authority Lease Revenue, Courthouse County Improvement
     Project, Series A, Pre-Refunded, 6.70%, 6/01/23 ...........................................         2,500,000         2,622,950
   Sierra View Local Hospital District Revenue, Insured Health Facilities, Pre-Refunded, 6.40%,
     3/01/22 ...................................................................................        15,000,000        15,551,250
   Simi Valley SFRMR, Series A, GNMA Secured, 7.70%, 3/01/25 ...................................            30,000            31,025
   Snowline Joint USD, COP, Pre-Refunded, 7.25%, 4/01/18 .......................................         1,000,000         1,044,330
   Soledad RDA, Tax Allocation, Soledad Redevelopment Project, Pre-Refunded, 7.40%, 11/01/12 ...         3,615,000         3,885,474
   South Gate PFAR, Tax Allocation, Redevelopment Project No. 1,
       AMBAC Insured, 5.875%, 9/01/24 ..........................................................         8,505,000         8,938,415
       Refunding, 6.10%, 9/01/03 ...............................................................         9,660,000         9,810,406
   South Napa Waste Management Authority Revenue, Solid Waste Transfer Facilities Project,
     6.50%, 2/15/14 ............................................................................         4,500,000         4,833,315
   South Orange County PFA, Special Tax Revenue,
       Foothill Area, Series C, FGIC Insured, 5.75%, 8/15/18 ...................................         5,000,000         5,316,750
       senior lien, Refunding, Series A, MBIA Insured, 6.00%, 9/01/18 ..........................        18,850,000        20,273,929
   Southern California HFA SFMR,
       GNMA Secured, 7.625%, 10/01/22 ..........................................................         1,915,000         1,925,130
       Series A, GNMA Secured, 6.75%, 9/01/22 ..................................................           360,000           367,567
       Series B, GNMA Secured, 6.90%, 10/01/24 .................................................           645,000           661,222
   Southern California Public Power Authority Power Project Revenue,
       6.75%, 7/01/13 ..........................................................................        10,000,000        12,136,500
       Hydroelectric-Hoover Uprating, Refunding, 6.00%, 10/01/17 ...............................         7,795,000         7,800,534
       Multi-Purpose Projects, 6.00%, 7/01/18 ..................................................        29,645,000        29,780,478
       Palo Verde Project, Refunding, Series A, AMBAC Insured, ETM, 5.00%, 7/01/15 .............         7,000,000         7,199,080
       San Juan Project Unit 3, Series A, MBIA Insured, 5.00%, 1/01/20 .........................         5,790,000         5,834,699
   Southern California Public Power Authority Transmission Project Revenue, Southern
     Transmission Project, 6.125%, 7/01/18 .....................................................        51,035,000        53,457,121
   Southern Kern USD, COP, Pre-Refunded, 7.10%, 9/01/17 ........................................         2,250,000         2,393,393
   Stockton Central Parking District, Refunding, Series 1991, 7.90%, 8/01/11 ...................         5,700,000         5,730,324
   Stockton COP, Essential Services Building Parking Facility,
       5.875%, 8/01/23 .........................................................................         2,295,000         2,405,022
       6.00%, 8/01/31 ..........................................................................         6,585,000         6,982,273
   Stockton East Water District COP, 1990 Project, Series A, AMBAC Insured, 6.40%, 4/01/22 .....        14,095,000        14,608,340
   Stockton Health Facilities Revenue, St. Joseph Medical Center, Series A, MBIA Insured,
     5.50%, 6/01/23 ............................................................................         5,000,000         5,153,050
   Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A, FSA
     Insured, 5.95%, 7/01/17 ...................................................................         5,095,000         5,598,284
   Stockton Revenue COP, Wastewater System Project, Series A, MBIA Insured, 5.20%, 9/01/29 .....        19,160,000        19,459,471
   Stockton Special Tax, CFD No. 90-2, Series 6, 7.75%, 8/01/15 ................................         3,000,000         3,043,440

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Suisun City COP, Civic Center Project, Refunding, 6.45%, 11/01/15 ...........................   $     2,105,000   $     2,228,164
   Suisun City RDA, Tax Allocation, Suisun City Redevelopment Project, Refunding, MBIA Insured,
       6.00%, 10/01/18 .........................................................................         3,285,000         3,511,107
       5.90%, 10/01/23 .........................................................................         3,325,000         3,511,001
   Sunnyvale Financing Authority Utilities Revenue, Wastewater Reuse and Sludge, Series A,
     6.30%, 10/01/12 ...........................................................................         4,735,000         4,802,568
   Tahoe Forest Hospital District Revenue, Series A, 5.90%, 7/01/29 ............................         7,990,000         7,850,015
   Temecula Valley USD,
       Series D, FGIC Insured, 6.00%, 9/01/14 ..................................................         1,250,000         1,308,675
       Series D, FGIC Insured, 6.125%, 9/01/19 .................................................         3,110,000         3,253,682
       Series E, FSA Insured, 6.35%, 9/01/19 ...................................................         5,460,000         6,059,836
   Thousand Oaks RDA,
       MFR, The Shadows Apartments, Refunding, Series A, FNMA Insured, 5.75%, 11/01/27 .........         7,530,000         7,725,102
       Tax Allocation, Thousand Oaks Boulevard Redevelopment, Refunding, MBIA Insured, 5.375%,
         12/01/25 ..............................................................................        24,485,000        25,226,651
   Thousand Oaks SFHMR,
       Refunding, Series A, GNMA Secured, 7.45%, 9/01/10 .......................................            20,000            20,508
       Refunding, Series A, GNMA Secured, 7.55%, 9/01/15 .......................................            25,000            25,538
       Refunding, Series A, GNMA Secured, 7.625%, 3/01/23 ......................................            90,000            90,702
   Tobacco Securitization Authority Northern California Tobacco Settlement Revenue, Asset Back
     Bonds, Series B,
       4.375%, 6/01/21 .........................................................................         8,750,000         8,732,938
       5.00%, 6/01/28 ..........................................................................         9,310,000         9,265,405
   Tobacco Securitization Authority Tobacco Settlement Revenue, Series A,
       5.25%, 6/01/31 ..........................................................................         6,300,000         6,361,362
       5.375%, 6/01/41 .........................................................................        22,000,000        22,171,380
   Torrance Hospital Revenue,
       Little Co. of Mary Hospital, Refunding, ETM, 6.875%, 7/01/15 ............................         3,385,000         3,560,106
       Torrance Memorial Medical Center, Series A, 5.50%, 6/01/31 ..............................         4,385,000         4,405,741
   Trabuco Canyon PFA, Special Tax Revenue, Refunding,
       Series A, FSA Insured, 6.00%, 10/01/10 ..................................................        13,775,000        16,008,616
       Series A, FSA Insured, 6.10%, 10/01/15 ..................................................        13,220,000        15,580,299
       Series C, FSA Insured, 6.00%, 7/01/12 ...................................................         3,040,000         3,552,088
       Series C, FSA Insured, 6.10%, 7/01/19 ...................................................         5,215,000         6,052,320
   Tracy COP, I-205 Corridor Improvement and Refinancing Project, AMBAC Insured, 5.125%,
     10/01/27 ..................................................................................         5,000,000         5,055,650
   Travis USD, COP, Foxboro Elementary School Construction Project, Pre-Refunded,
       6.70%, 9/01/06 ..........................................................................           490,000           519,238
       7.00%, 9/01/12 ..........................................................................         3,670,000         3,898,861
   Tri-City Hospital District Revenue, Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ......         5,000,000         5,292,550
   Tri-Dam Power Authority Revenue, Hydroelectric Sand Bar Project, Refunding, 7.50%, 1/01/17 ..        44,410,000        45,779,604
   Trinity County PUD, COP, Electric District Facilities, Refunding, Series 1993,
       6.60%, 4/01/11 ..........................................................................         2,565,000         2,713,001
       6.75%, 4/01/23 ..........................................................................         4,000,000         4,186,320
   Tulare County COP, Financing Project, Series B, Pre-Refunded, 6.875%, 11/15/12 ..............         1,100,000         1,178,111
   Tulare Local Health Care District Health Facilities Revenue, 5.20%, 12/01/21 ................         4,455,000         4,504,851
   Tustin USD, Special Tax, CFD No. 97-1, 6.375%, 9/01/35 ......................................         8,645,000         8,883,688
   Union City CRDA, Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
     5.75%, 10/01/33 ...........................................................................         5,250,000         5,693,888

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   University of California COP, UCLA Center Chiller/Cogeneration Project, Refunding,
       5.50%, 11/01/17 .........................................................................   $    13,940,000   $    14,495,509
       5.60%, 11/01/20 .........................................................................        14,880,000        15,426,989
   University of California Revenues,
       Multi-Purpose Projects, Refunding, Series C, AMBAC Insured, 5.00%, 9/01/23 ..............        17,545,000        17,587,459
       Multi-Purpose Projects, Series F, FGIC Insured, 5.00%, 9/01/22 ..........................        20,575,000        20,669,439
       Multi-Purpose Projects, Series F, FGIC Insured, 5.00%, 9/01/27 ..........................        82,440,000        82,579,324
       U.C. Davis Medical Center, AMBAC Insured, 5.75%, 7/01/20 ................................        44,385,000        47,479,966
   Upland COP, San Antonio Community Hospital, Refunding,
       5.70%, 1/01/11 ..........................................................................        11,210,000        12,111,620
       Mortgage Insured, 5.50%, 1/01/07 ........................................................         4,935,000         5,207,708
   Vacaville PFAR, Local Agency, 8.65%, 9/02/18 ................................................         5,545,000         5,018,724
   Vallejo RDA, Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 ...............         2,425,000         2,431,208
   Vallejo Revenue, Golf Course Project, Series A, 7.90%, 6/01/17 ..............................         6,000,000         6,175,200
   Victorville RDA, Tax Allocation, Bear Valley Road Redevelopment Project,
       Pre-Refunded, 7.50%, 11/01/06 ...........................................................         1,200,000         1,228,848
       Refunding, Series A, FSA Insured, 6.125%, 9/01/19 .......................................         2,405,000         2,578,184
       Refunding, Series A, FSA Insured, 6.125%, 9/01/24 .......................................         3,245,000         3,455,503
   Virgin Islands PFAR, senior lien,
       Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ...................................         7,000,000         7,039,410
       Refunding, Series A, 5.50%, 10/01/14 ....................................................         3,865,000         4,049,515
   Vista Community Development Commission Tax Allocation Revenue, Vista Redevelopment Project
     Area,
       5.875%, 9/01/37 .........................................................................         5,000,000         5,243,450
       MBIA Insured, 5.50%, 9/01/23 ............................................................        11,810,000        12,335,545
   Vista Joint Powers Financing Authority Revenue, Series A, 7.625%, 2/01/20 ...................         3,675,000         3,751,918
   Walnut PFA, Tax Allocation Revenue, MBIA Insured,
       Pre-Refunded, 6.50%, 9/01/22 ............................................................         3,220,000         3,409,400
       Unrefunded Balance, MBIA Insured, 6.50%, 9/01/22 ........................................         5,065,000         5,341,954
   Washington Township Hospital District Revenue,
       AMBAC Insured, 5.25%, 7/01/23 ...........................................................         5,000,000         5,062,200
       HealthCare District Revenue, 5.25%, 7/01/29 .............................................         6,500,000         6,424,535
   Watsonville Insured Hospital Revenue, Watsonville Community Hospital, Series A,
     Pre-Refunded,
       6.30%, 7/01/15 ..........................................................................         3,990,000         4,562,565
       6.35%, 7/01/24 ..........................................................................         5,435,000         6,224,488
   Watsonville RDA, Tax Allocation, Watsonville Redevelopment Project, 6.30%, 8/01/06 ..........         1,745,000         1,761,595
   West Basin Municipal Water District Revenue COP, 1992 Project, Refunding, Series A, AMBAC
     Insured, 5.50%, 8/01/22 ...................................................................         4,000,000         4,208,440
   West Hollywood COP, Refunding, MBIA Insured, 5.00%, 2/01/25 .................................         6,250,000         6,270,688
   William S. Hart Joint School Financing Authority Special Tax Revenue, Community Facilities,
     Refunding, FSA Insured, 6.50%, 9/01/14 ....................................................         4,000,000         4,522,080
                                                                                                                     ---------------
   TOTAL BONDS .................................................................................                      12,061,062,115
                                                                                                                     ---------------
   ZERO COUPON/STEP-UP BONDS 12.9%
   Anaheim PFA, Lease Revenue, Capital Appreciation, Public Improvements Project, Series C, FSA
     Insured,
       9/01/24 .................................................................................        26,855,000         8,028,839
       9/01/26 .................................................................................         9,430,000         2,524,977
       9/01/27 .................................................................................        22,860,000         5,805,754
       9/01/28 .................................................................................         8,425,000         2,029,414

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   Anaheim PFA, Lease Revenue, Capital Appreciation, Public Improvements Project, Series C, FSA
     Insured, (cont.)
       9/01/32 .................................................................................   $    13,665,000   $     2,616,301
       9/01/33 .................................................................................        37,070,000         6,833,113
   Baldwin Park RDA, Tax Allocation, San Gabriel, Refunding, Series A, ETM,
       2/01/02 .................................................................................           565,000           560,446
       2/01/03 .................................................................................           570,000           550,421
       2/01/04 .................................................................................           575,000           538,097
       2/01/05 .................................................................................           585,000           528,945
   Beaumont USD, COP, Series A, FSA Insured, 1/01/29 ...........................................         6,835,000         6,429,274
   California Educational Facilities Authority Revenue,
       Loyola Marymount University, MBIA Insured, 10/01/13 .....................................         8,435,000         1,260,358
       Loyola Marymount University, MBIA Insured, 10/01/32 .....................................         8,435,000         1,433,697
       Loyola Marymount University, MBIA Insured, 10/01/33 .....................................         8,435,000         1,344,286
       Loyola Marymount University, MBIA Insured, 10/01/35 .....................................         8,435,000         1,181,659
       Loyola Marymount University, MBIA Insured, 10/01/36 .....................................         8,435,000         1,107,853
       Loyola Marymount University, MBIA Insured, 10/01/37 .....................................         8,435,000         1,038,770
       Loyola Marymount University, MBIA Insured, 10/01/38 .....................................         8,435,000           973,905
       Loyola Marymount University, MBIA Insured, 10/01/39 .....................................         8,435,000           913,089
       Loyola Marymount University, Refunding, MBIA Insured, 10/01/30 ..........................         5,685,000         1,223,071
       Loyola-Marymount University, Refunding, MBIA Insured, 10/01/31 ..........................         7,615,000         1,553,765
       Loyola Marymount University, Refunding, MBIA Insured, 10/01/32 ..........................         7,615,000         1,473,579
       Santa Clara University, AMBAC Insured, 9/01/26 ..........................................         5,800,000         1,571,974
   California Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A, ETM,
     10/01/11 ..................................................................................        13,970,000         8,841,334
   California HFAR,
       Capital Appreciation, Series G, MBIA Insured, 2/01/30 ...................................        59,905,000        11,900,128
       Convertible Home Mortgage, FSA Insured, zero cpn. to 2/10/10, 6.70% thereafter, 2/01/31 .        18,995,000        11,307,154
       FNMA Home Mortgage, Series B, FSA Insured, 2/01/30 ......................................        33,475,000         5,319,512
       Home Mortgage, Capital Appreciation, Series A, 8/01/16 ..................................           615,000           125,337
       Home Mortgage, Series B, MBIA Insured, 2/01/30 ..........................................       118,510,000        24,050,419
       Home Mortgage, Series F, FSA Insured, 8/01/31 ...........................................       136,725,000        20,581,214
       Home Mortgage, Series F, MBIA Insured, 2/01/30 ..........................................        33,350,000         6,768,049
       Home Mortgage, Series I, FSA Insured, 8/01/21 ...........................................        38,340,000        12,198,254
       Home Mortgage, Series I, FSA Insured, 8/01/31 ...........................................         7,100,000         1,060,314
    (c)Home Mortgage, Series Q, AMBAC Insured, 2/01/33 .........................................        57,925,000         8,722,347
       Series B, FSA Insured, 8/01/31 ..........................................................        15,000,000         2,838,450
       Series E, MBIA Insured, 2/01/21 .........................................................         9,500,000         3,110,965
       Series E, MBIA Insured, 2/01/32 .........................................................        35,615,000         5,946,637
   California HFR, Home Mortgage, Series N, AMBAC Insured, 8/01/31 .............................        80,350,000        51,084,120
   California State GO,
       Principal Eagles II, Series 3, 3/01/09 ..................................................         7,500,000         5,531,700
       Principal Eagles II, Series 4, 6/01/06 ..................................................        10,000,000         8,526,200
       Principal Eagles II, Series 6, 3/01/09 ..................................................         5,000,000         3,687,800
       Principal M-Raes, Series 8, 4/01/09 .....................................................         9,000,000         6,615,360
   California Statewide CDA Revenue, COP, Insured Hospital, Triad Health Care, Refunding, ETM,
       8/01/09 .................................................................................         6,450,000         4,737,912
       8/01/10 .................................................................................         6,745,000         4,709,831
       8/01/11 .................................................................................         3,115,000         2,058,454

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   Campbell USD, Series B, FGIC Insured,
       8/01/20 .................................................................................   $     5,000,000   $     1,874,300
       8/01/21 .................................................................................         6,280,000         2,225,946
   Contra Costa County COP, Merrithew Memorial Hospital Project, ETM, 11/01/15 .................         6,810,000         3,550,666
   Contra Costa Home Mortgage Finance Authority HMR, Mandatory Sinking Fund, MBIA Insured,
     Pre-Refunded, 9/01/17 .....................................................................        58,225,000        16,331,397
   Contra Costa School Financing Authority Revenue, Capital Appreciation, Antioch USD
     Community, Series B, 9/01/07 ..............................................................         1,050,000           790,986
   El Paso de Robles GO, Capital Appreciation, Series A, FGIC Insured,
       8/01/16 .................................................................................         2,050,000           953,271
       8/01/22 .................................................................................        11,485,000         3,672,444
       8/01/27 .................................................................................        11,495,000         2,753,627
   Elk Grove USD, Special Tax, Capital Appreciation, CFD 1, MBIA Insured,
       12/01/19 ................................................................................         2,775,000         1,039,571
       12/01/20 ................................................................................         2,765,000           981,326
       12/01/21 ................................................................................         4,195,000         1,391,230
       12/01/22 ................................................................................         4,195,000         1,317,146
       12/01/23 ................................................................................         4,195,000         1,244,279
       12/01/24 ................................................................................         4,200,000         1,171,338
       12/01/25 ................................................................................         6,355,000         1,673,335
       12/01/26 ................................................................................         6,355,000         1,579,535
       12/01/27 ................................................................................         6,355,000         1,494,505
       12/01/28 ................................................................................         6,355,000         1,414,115
   Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, 1/15/25 ................................................        57,000,000        14,499,090
       Capital Appreciation, Refunding, 1/15/30 ................................................        98,460,000        18,774,353
       Capital Appreciation, Refunding, 1/15/31 ................................................        14,635,000         2,578,394
       Capital Appreciation, Refunding, 1/15/34 ................................................       100,000,000        14,652,000
       Capital Appreciation, Refunding, 1/15/36 ................................................       182,160,000        23,598,828
       Capital Appreciation, Refunding, 1/15/38 ................................................       160,560,000        18,429,077
       Capital Appreciation, Refunding, MBIA Insured, 1/15/21 ..................................        51,180,000        16,578,226
       Capital Appreciation, Refunding, MBIA Insured, 1/15/37 ..................................       170,615,000        20,794,556
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.80% thereafter, 1/15/20 ........        49,500,000        32,932,350
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/27 .......        80,835,000        53,785,184
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/28 .......        80,500,000        53,423,825
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.875% thereafter, 1/15/29 .......       112,230,000        74,193,008
       Capital Appreciation, senior lien, Series A, ETM, 1/01/22 ...............................        30,835,000        10,906,956
       Capital Appreciation, senior lien, Series A, ETM, 1/01/23 ...............................         5,765,000         1,937,155
       Capital Appreciation, senior lien, Series A, ETM, 1/01/24 ...............................        72,045,000        22,947,053
       Capital Appreciation, senior lien, Series A, ETM, 1/01/28 ...............................         2,000,000           513,300
       Convertible Capital Appreciation, Refunding, 1/15/23 ....................................        10,000,000         6,670,700
       Convertible Capital Appreciation, Refunding, 1/15/26 ....................................        30,000,000        19,986,900
       Convertible Capital Appreciation, Refunding, 1/15/32 ....................................       100,000,000        16,549,000
       Convertible Capital Appreciation, Refunding, 1/15/33 ....................................       132,460,000        20,647,865
       Convertible Capital Appreciation, Refunding, 1/15/35 ....................................        20,000,000         2,760,000
       Convertible Capital Appreciation, senior lien, Series A, ETM, zero cpn. to 1/01/05,
         7.05% thereafter, 1/01/09 .............................................................        10,000,000         9,862,000

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   Foothill/Eastern Corridor Agency Toll Road Revenue, (cont.)
       Convertible Capital Appreciation, senior lien, Series A, Pre-Refunded, zero cpn. to
         1/01/05, 7.15% thereafter, 1/01/14 ....................................................   $     5,500,000   $     5,567,155
       senior lien, Series A, ETM, 1/01/25 .....................................................        20,660,000         6,222,379
       senior lien, Series A, ETM, 1/01/26 .....................................................        23,475,000         6,714,320
       senior lien, Series A, ETM, 1/01/27 .....................................................        15,000,000         4,064,400
       senior lien, Series A, ETM, 1/01/29 .....................................................        35,310,000         8,604,341
       senior lien, Series A, Pre-Refunded, 1/01/12 ............................................         8,000,000         8,082,000
   Lodi Electric Systems Revenue, COP, Capital Appreciation Bond, Series B, MBIA Insured,
     1/15/19 ...................................................................................         6,360,000         2,375,778
   Los Angeles Convention and Exhibition Center Authority COP, Series 1985, ETM, 12/01/05 ......        26,750,000        23,584,138
   Los Angeles HMR, Series A, GNMA Secured, 8/25/16 ............................................           360,000           103,896
   New Haven USD, GO, Capital Appreciation, Series C, FGIC Insured, 8/01/23 ....................        14,700,000         4,682,832
   Palmdale CRDA, Tax Allocation, Merged Project, sub. lien, AMBAC Insured, zero cpn. to
     12/01/04, 5.50% thereafter, 12/01/29 ......................................................         3,255,000         2,767,954
   Pasadena Special Tax CFD, No. 1 Civic Center West, Pre-Refunded, 12/01/17 ...................         4,090,000         1,587,329
   Perris SFMR, Series A, GNMA Secured, ETM, 6/01/23 ...........................................        19,095,000         5,675,798
   Rancho Water District Financing Authority Revenue, AMBAC Insured,
       8/15/16 .................................................................................         8,605,000         4,177,641
       8/15/17 .................................................................................        13,605,000         6,147,419
       8/15/18 .................................................................................        13,605,000         5,751,786
   Rialto USD, GO, Series A, FGIC Insured, 6/01/19 .............................................        13,985,000         5,639,451
   Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital Project,
     MBIA Insured,
       6/01/23 .................................................................................        14,160,000         4,502,738
       6/01/24 .................................................................................        13,005,000         3,896,428
   Riverside County Board of Education COP, Capital Appreciation Financing Projects, Series A,
     11/01/05 ..................................................................................         1,250,000         1,087,263
   Riverside County SFMR, Capital Appreciation Mortgage,
       Series A, GNMA Secured, ETM, 9/01/14 ....................................................        20,220,000        10,356,077
       Series A, GNMA Secured, ETM, 11/01/20 ...................................................        25,055,000         8,687,070
       Series B, GNMA Secured, ETM, 6/01/23 ....................................................        26,160,000         7,775,798
   Rocklin USD, GO, Capital Appreciation, Series A, FGIC Insured,
       9/01/08 .................................................................................         3,660,000         2,802,535
       9/01/09 .................................................................................         4,100,000         2,985,579
       9/01/10 .................................................................................         4,595,000         3,167,150
       9/01/11 .................................................................................         5,145,000         3,368,329
       9/01/12 .................................................................................         5,760,000         3,555,821
       9/01/16 .................................................................................        33,960,000        16,451,922
   Roseville City School District GO, Capital Appreciation, Series A,
       8/01/11 .................................................................................         3,115,000         2,026,993
       8/01/17 .................................................................................        30,770,000        13,723,728
   Roseville Joint UHSD, Capital Appreciation, Series A,
       8/01/10 .................................................................................         1,820,000         1,247,992
       8/01/11 .................................................................................         1,965,000         1,278,665
       8/01/17 .................................................................................        18,155,000         8,090,231
       7/01/05 .................................................................................        12,820,000        11,299,548
       7/01/06 .................................................................................        11,320,000         9,579,437
       7/01/07 .................................................................................         4,570,000         3,670,944

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   San Francisco City and County RDA, Lease Revenue, George R. Moscone Center, Capital
     Appreciation, (cont.)
       7/01/08 .................................................................................   $     7,785,000   $     5,940,422
       Pre-Refunded, 7/01/16 ...................................................................        16,300,000         5,539,229
   San Francisco City and County RDA, Lease Revenue, George R. Moscone Center, Capital
     Appreciation, (cont.)
       Pre-Refunded, 7/01/17 ...................................................................        16,300,000         5,096,847
       Pre-Refunded, 7/01/18 ...................................................................        16,300,000         4,689,836
       zero cpn. to 7/01/02, 8.50% thereafter, 7/01/14 .........................................        46,000,000        50,647,840
   San Gabriel USD, COP, Facilities Development Program, Series B, FSA Insured, zero cpn. to
     9/01/02, 6.75% thereafter, 9/01/29 ........................................................         2,250,000         2,348,618
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
       ETM, 1/01/25 ............................................................................         5,700,000         1,716,726
       ETM, 1/01/28 ............................................................................        33,545,000         8,609,324
       ETM, 1/01/29 ............................................................................        37,050,000         9,028,344
       Pre-Refunded, zero cpn. to 1/01/02, 7.50% thereafter, 1/01/09 ...........................        21,585,000        25,843,289
       Pre-Refunded, zero cpn. to 1/01/02, 7.55% thereafter, 1/01/10 ...........................        10,745,000        12,846,185
       Pre-Refunded, zero cpn. to 1/01/02, 7.60% thereafter, 1/01/11 ...........................        25,935,000        31,074,539
       Pre-Refunded, zero cpn. to 1/01/02, 7.65% thereafter, 1/01/12 ...........................        25,215,000        30,152,601
       Pre-Refunded, zero cpn. to 1/01/02, 7.65% thereafter, 1/01/13 ...........................        27,350,000        32,672,037
       Pre-Refunded, zero cpn. to 1/01/02, 7.70% thereafter, 1/01/14 ...........................         7,470,000         8,933,821
       Pre-Refunded, zero cpn. to 1/01/02, 7.70% thereafter, 1/01/15 ...........................        60,155,000        71,868,382
       Refunding, Series A, 1/15/16 ............................................................        19,500,000        14,724,840
       Refunding, Series A, 1/15/17 ............................................................        17,000,000        12,859,650
       Refunding, Series A, 1/15/18 ............................................................        60,000,000        45,117,000
       Refunding, Series A, 1/15/19 ............................................................        57,000,000        42,883,380
       Refunding, Series A, 1/15/20 ............................................................        80,000,000        60,042,400
       Refunding, Series A, 1/15/22 ............................................................        90,000,000        67,415,400
       Refunding, Series A, 1/15/23 ............................................................        80,000,000        59,756,800
       Refunding, Series A, 1/15/24 ............................................................        80,000,000        59,582,400
   Santa Maria Water and Wastewater Revenue, COP, Series A, AMBAC Insured, 8/01/27 .............        21,000,000        18,147,150
   Simi Valley SFRMR, Series A, 9/01/25 ........................................................             5,000               770
   Southern California Public Power Authority Power Project Revenue, Refunding, Series A, AMBAC
     Insured,
       7/01/11 .................................................................................        12,000,000         7,912,440
       7/01/12 .................................................................................        16,890,000        10,503,722
       7/01/13 .................................................................................        16,000,000         9,357,440
   Stockton East Water District COP, 1990 Project, Series B,
       4/01/05 .................................................................................        28,575,000        69,327,808
       4/01/16 .................................................................................       103,885,000        47,182,489
   Thousand Oaks SFHMR, Capital Appreciation, Series A, GNMA Secured, 8.00%, 9/01/23 ...........            95,000           224,128
                                                                                                                     ---------------
   TOTAL ZERO COUPON/STEP-UP BONDS .............................................................                       1,817,070,637
                                                                                                                     ---------------
   TOTAL LONG TERM INVESTMENTS (COST $13,080,112,051) ..........................................                      13,878,132,752
                                                                                                                     ---------------
(b)SHORT TERM INVESTMENTS .4%
   California PCFA, PCR,
       Pacific Gas and Electric Co., Refunding, Series E, Daily VRDN & Put, 2.45%, 11/01/26 ....           900,000           900,000
       Shell Oil Co. Project, Refunding, Series B, Daily VRDN and Put, 2.45%, 10/01/11 .........           300,000           300,000
   California School Cash Reserve Program Authority GO, Series A, Daily VRDN & Put, AMBAC
     Insured, 4.00%, 7/03/02 ...................................................................        25,000,000        25,340,000

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b)SHORT TERM INVESTMENTS (CONT.)
   California Statewide CDA, MFHR, Ivy Hills Apartment Project, Series I, Daily VRDN & Put,
     2.20%, 2/01/33 ............................................................................   $     6,200,000   $     6,200,000
   California Statewide CDA Revenue, COP, Sutter Health Obligated Group, AMBAC Insured, Daily
     VRDN and Put, 2.50%, 7/01/15 ..............................................................         5,000,000         5,000,000
   Irvine 1915 Act Special Assessment,
       AD No. 93-14, Daily VRDN and Put, 2.45%, 9/02/25 ........................................        16,500,000        16,500,000
       AD No. 97-13, Daily VRDN and Put, 2.50%, 9/02/23 ........................................           100,000           100,000
   Irvine Ranch Water District Revenue, Nos. 140, 105, and 250, Daily VRDN and Put, 2.50%,
     4/01/33 ...................................................................................           100,000           100,000
   Metropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-1,
     Daily VRDN and Put, 2.45%, 7/01/35 ........................................................         8,700,000         8,700,000
   Wateruse Finance Authority Revenue, Weekly VRDN and Put, FSA Insured, 2.15%, 5/01/28 ........           200,000           200,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
     Insured, Weekly VRDN and Put, 2.25%, 7/01/28 ..............................................           300,000           300,000
                                                                                                                     ---------------
   TOTAL SHORT TERM INVESTMENTS (COST $63,547,688) .............................................                          63,640,000
                                                                                                                     ---------------
   TOTAL INVESTMENTS (COST $13,143,659,739) 98.9% ..............................................                      13,941,772,752
   OTHER ASSETS, LESS LIABILITIES 1.1% .........................................................                         149,896,906
                                                                                                                     ---------------
   NET ASSETS 100.0% ...........................................................................                     $14,091,669,658
                                                                                                                     ===============




See glossary of terms on page 57.

(a)  See Note 6 regarding defaulted securities.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(c) Sufficient collateral has been segregated for securities traded on a when issued or delayed delivery basis.



                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)



GLOSSARY OF TERMS
--------------------------------------------------------------------------------

1915 ACT  - Improvement Bond Act of 1915

ABAG      - The Association of Bay Area Governments

AD        - Assessment District

AMBAC     - American Municipal Bond Assurance Corp.

BART      - Bay Area Rapid Transit

CDA       - Community Development Authority/Agency

CFD       - Community Facilities District

CHFCLP    - California Health Facilities Construction Loan Program

COP       - Certificate of Participation

CRDA      - Community Redevelopment Authority/Agency

CSAC      - County Supervisors Association of California

ETM       - Escrow to Maturity

FGIC      - Financial Guaranty Insurance Co.

FHA       - Federal Housing Authority/Agency

FNMA      - Federal National Mortgage Association

FSA       - Financial Security Assistance

GNMA      - Government National Mortgage Association

GO        - General Obligation

HFA       - Housing Finance Authority/Agency

HFAR      - Housing Finance Authority/Agency Revenue

HFR       - Home Financial Revenue

HMR       - Home Mortgage Revenue

ID        - Improvement District

IDR       - Industrial Development Revenue

MBIA      - Municipal Bond Investors Assurance Corp.

MBS       - Mortgage-Backed Securities

MFHR      - Multi-Family Housing Revenue

MFMR      - Multi-Family Mortgage Revenue

MFR       - Multi-Family Revenue

MTA       - Metropolitan Transit Authority

MUD       - Municipal Utility District

PCFA      - Pollution Control Financing Authority

PCR       - Pollution Control Revenue

PFA       - Public Financing Authority

PFAR      - Public Financing Authority Revenue

PUD       - Public Utility District

RDA       - Redevelopment Authority/Agency

RDAR      - Redevelopment Agency Revenue

RMR       - Residential Mortgage Revenue

RRMR      - Residential Rental Mortgage Revenue

SF        - Single Family

SFHMR     - Single Family Home Mortgage Revenue

SFM       - Single Family Mortgage

SFMR      - Single Family Mortgage Revenue

SFRMR     - Single Family Residential Mortgage Revenue

UHSD      - Unified High School District

USD       - Unified School District

VRDN      - Variable Rate Demand Notes

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)


Assets:
  Investments in securities:
    Cost ....................................................................................................        $13,143,659,739
                                                                                                                     ---------------
    Value ...................................................................................................         13,941,772,752
  Cash ......................................................................................................              9,833,169
  Receivables:
    Investment securities sold ..............................................................................             11,218,767
    Capital shares sold .....................................................................................             19,530,722
    Interest ................................................................................................            178,461,320
                                                                                                                     ---------------
      Total assets ..........................................................................................         14,160,816,730
                                                                                                                     ---------------
Liabilities:
  Payables:
    Investment securities purchased .........................................................................             41,831,649
    Capital shares redeemed .................................................................................             12,833,279
    Affiliates ..............................................................................................              7,937,862
    Shareholders ............................................................................................              6,113,382
  Other liabilities .........................................................................................                430,900
                                                                                                                     ---------------
      Total liabilities .....................................................................................             69,147,072
                                                                                                                     ---------------
        Net assets, at value ................................................................................        $14,091,669,658
                                                                                                                     ===============
Net assets consist of:
  Undistributed net investment income .......................................................................        $    32,736,035
  Net unrealized appreciation ...............................................................................            798,113,013
  Accumulated net realized gain .............................................................................             10,339,331
  Capital shares ............................................................................................         13,250,481,279
                                                                                                                     ---------------
        Net assets, at value ................................................................................        $14,091,669,658
                                                                                                                     ===============
CLASS A:
  Net asset value per share ($13,396,025,303 / 1,830,900,433 shares outstanding)(a) .........................        $          7.32
                                                                                                                     ===============
  Maximum offering price per share ($7.32 / 95.75%) .........................................................        $          7.64
                                                                                                                     ===============
CLASS B:
  Net asset value and maximum offering price per share ($261,560,606 / 35,777,560 shares outstanding)(a) ....        $          7.31
                                                                                                                     ===============
CLASS C:
  Net asset value per share ($434,083,749 / 59,396,085 shares outstanding)(a) ...............................        $          7.31
                                                                                                                     ===============
  Maximum offering price per share ($7.31 / 99%) ............................................................        $          7.38
                                                                                                                     ===============




(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)



Investment income:
  Interest .................................................        $393,815,465
                                                                    ------------
Expenses:
  Management fees (Note 3) .................................          30,948,421
  Distribution fees (Note 3)
    Class A ................................................           5,357,685
    Class B ................................................             737,422
    Class C ................................................           1,322,829
  Transfer agent fees (Note 3) .............................           2,338,614
  Custodian fees ...........................................              59,721
  Reports to shareholders ..................................             151,165
  Registration and filing fees .............................              45,340
  Professional fees (Note 3) ...............................              83,856
  Directors' fees and expenses .............................              78,615
  Other ....................................................             150,656
                                                                    ------------
      Total expenses .......................................          41,274,324
                                                                    ------------
        Net investment income ..............................         352,541,141
                                                                    ------------
  Realized and unrealized gains:
    Net realized gain from investments .....................          18,608,684
    Net unrealized appreciation on investments .............         122,672,598
                                                                    ------------
  Net realized and unrealized gain .........................         141,281,282
                                                                    ------------
  Net increase in net assets resulting from operations .....        $493,822,423
                                                                    ============




                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2001

                                                                  SIX MONTHS ENDED           YEAR ENDED
                                                                 SEPTEMBER 30, 2001        MARCH 31, 2001
                                                                 ------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................       $    352,541,141        $    707,378,504
    Net realized gain from investments ....................             18,608,684               3,659,156
    Net unrealized appreciation on investments ............            122,672,598             687,450,853
                                                                 ------------------------------------------
        Net increase in net assets resulting from
          operations ......................................            493,822,423           1,398,488,513
  Distributions to shareholders from:
    Net investment income:
      Class A .............................................           (336,643,087)           (683,401,460)
      Class B .............................................             (5,026,192)             (6,669,455)
      Class C .............................................             (9,153,278)            (17,593,690)
                                                                 ------------------------------------------
  Total distributions to shareholders .....................           (350,822,557)           (707,664,605)
  Capital share transactions: (Note 2)
      Class A .............................................            (18,408,634)           (244,549,724)
      Class B .............................................             65,051,641              74,685,967
      Class C .............................................             35,909,448               6,772,833
                                                                 ------------------------------------------
  Total capital share transactions ........................             82,552,455            (163,090,924)
        Net increase in net assets ........................            225,552,321             527,732,984
Net assets:
  Beginning of period .....................................         13,866,117,337          13,338,384,353
                                                                 ------------------------------------------
  End of period ...........................................       $ 14,091,669,658        $ 13,866,117,337
                                                                 ==========================================
Undistributed net investment income included in net assets:
  End of period ...........................................       $     32,736,035        $     23,568,918
                                                                 ==========================================




                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investments Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to April 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of $7,448,533 in the recorded costs of investments and a corresponding decrease in net unrealized appreciation.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. AUDIT GUIDE (CONT.)

The effect of this change for the period ended September 30, 2001 was to increase net investment income by $805,562, decrease unrealized gains by $396,348, and decrease realized gains by $409,214. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B, and Class C. Effective October 1, 2001, the Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At September 30, 2001, there were five billion shares authorized ($.01 par value) for each class. Transactions in the Fund's shares were as follows:


                                                                     SIX MONTHS ENDED                         YEAR ENDED
                                                                    SEPTEMBER 30, 2001                      MARCH 31, 2001
                                                             -----------------------------------------------------------------------
                                                                 SHARES            AMOUNT             SHARES             AMOUNT
                                                             -----------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...........................................       88,163,530      $ 633,889,928       201,976,580      $ 1,416,133,849
 Shares issued in reinvestment of distributions ........        9,827,120        142,265,755        41,786,514          291,523,533
 Shares redeemed .......................................     (110,507,272)      (794,564,317)     (279,385,393)      (1,952,207,106)
                                                             -----------------------------------------------------------------------
 Net decrease ..........................................       (2,516,622)     $ (18,408,634)      (35,622,299)     $  (244,549,724)
                                                             =======================================================================
CLASS B SHARES:
 Shares sold ...........................................       10,052,820      $  72,265,144        12,031,321      $    84,818,804
 Shares issued in reinvestment of distributions ........          427,320          3,066,306           576,680            4,033,769
 Shares redeemed .......................................       (1,428,369)       (10,279,809)       (2,020,815)         (14,166,606)
                                                             -----------------------------------------------------------------------
 Net increase ..........................................        9,051,771      $  65,051,641        10,587,186      $    74,685,967
                                                             =======================================================================
CLASS C SHARES:
 Shares sold ...........................................        7,988,312      $  57,534,061         8,273,562      $    58,194,241
 Shares issued in reinvestment of distributions ........          782,342          5,611,159         1,590,915           11,087,353
 Shares redeemed .......................................       (3,787,873)       (27,235,772)       (8,971,031)         (62,508,761)
                                                             -----------------------------------------------------------------------
 Net increase ..........................................        4,982,781      $  35,909,448           893,446      $     6,772,833
                                                             =======================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

      ANNUALIZED
       FEE RATE              MONTH-END NET ASSETS
      --------------------------------------------------------------------------
         .625%               First $100 million
         .500%               Over $100 million, up to and including $250 million
         .450%               Over $250 million, up to and including $10 billion
         .440%               Over $10 billion, up to and including $12.5 billion
         .420%               Over $12.5 billion, up to and including $15 billion
         .400%               Over $15 billion, up to and including $17.5 billion

Fees are further reduced on net assets over $17.5 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of the average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $3,054,493 and $306,766, respectively.

The Fund paid transfer agent fees of $2,338,614 of which $1,611,984 was paid to Investor Services.

Included in professional fees are legal fees of $29,147 that were paid to a law firm in which a partner of that firm is an officer of the Fund.


4. INCOME TAXES

At March 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

             Capital loss carryovers expiring in:
                   2008 .....................................         $7,003,120
                   2009 .....................................            959,166
                                                                      ----------
                                                                      $7,962,286
                                                                      ==========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (CONT.)

At September 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $13,136,102,790 was as follows:

               Unrealized appreciation ......................      $871,081,778
               Unrealized depreciation ......................       (65,411,816)
                                                                   ------------
               Net unrealized appreciation ..................      $805,669,962
                                                                   ============


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2001 aggregated $763,221,941 and $659,455,972, respectively.


6. DEFAULTED SECURITIES

At September 30, 2001, the Fund held a defaulted security with a value of $8,260,250 representing .06% of the Fund's net assets. For information as to the specific security, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.



64